UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.   )

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VOLITIONRX LIMITED
(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VOLITIONRX LIMITED

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, July 2, 2024

To Our Stockholders:

Notice is hereby given that the 2024 Annual Meeting of Stockholders, or the Annual Meeting, of VolitionRx Limited, which we refer to as VolitionRx, the Company, we or us, will be held at 93-95 Gloucester Place, London, W1U 6JQ, United Kingdom, at 1:00 p.m. British Summer Time on Tuesday, July 2, 2024, for the following purposes:

1.

Election of Directors. To elect six directors to serve until the next annual meeting of stockholders, and until each such director’s successor is duly elected and qualified, or until his or her earlier death, resignation or removal;

2.

Ratification of Selection of Independent Registered Public Accounting Firm. To ratify the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2024;

3.

Non-Binding Advisory Vote to Approve Named Executive Officer Compensation. To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Compensation of Named Executive Officers section of this Proxy Statement;

4.

Approval of Amendment to Restated Certificate to Increase Authorized Shares. To approve an amendment to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, $0.001 par value per share, from 100,000,000 to 175,000,000;

5.	Approval of 2024 Stock Incentive Plan. Contingent upon approval of Proposal 4, to approve the Company’s 2024 Stock Incentive Plan; and

6.	Other Business. To consider and act upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Company’s board of directors unanimously recommends that you vote “FOR” the election of each of the director nominees named in Proposal 1, and “FOR” Proposals 2, 3, 4, and 5.

The Company’s board of directors has fixed the close of business on May 8, 2024, as the Record Date for the determination of stockholders that are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only stockholders of record, and holders of shares in street name as represented by a bank or broker statement certifying the number of shares in their possession, as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy and voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled How to Vote in the Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By order of the Board of Directors

/s/ Cameron Reynolds
Cameron Reynolds President, Chief Executive Officer and Director

Approximate Date of Mailing of Notice of

Internet Availability of Proxy Materials:

May 17, 2024

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VOLITIONRX LIMITED

1489 West Warm Springs Road, Suite 110

Henderson, Nevada 89014

Telephone: +1 (646) 650-1351

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, July 2, 2024 at

93-95 Gloucester Place, London, W1U 6JQ, United Kingdom

GENERAL INFORMATION

VolitionRx Limited has made this Proxy Statement, as well as the Notice of Annual Meeting of Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2023, or collectively, the Proxy Materials, available to you on the Internet or, upon your request, in paper or e-mail form, in connection with the solicitation of proxies by the board of directors of VolitionRx Limited for the 2024 Annual Meeting of Stockholders, or the Annual Meeting, to be held on Tuesday, July 2, 2024, and any adjournment or postponement of the Annual Meeting. In addition to the Proxy Materials, proxies may be solicited personally or by telephone, mail, facsimile or other electronic means. Directors, officers and employees will not be paid any additional compensation for soliciting proxies, but Broadridge Financial Solutions, Inc. will be paid a customary fee of approximately $9,000, exclusive of printing and mailing fees, for its services relating to the distribution of the Proxy Materials and the facilitation and tabulation of votes, and Georgeson, LLC, a proxy solicitation firm, will be paid a fee of $10,500, plus disbursements for proxy solicitation services provided. We will, upon request, also reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares of common stock held of record by such persons. The cost of solicitation will be borne by the Company.

The Company is taking advantage of the rules of the Securities and Exchange Commission, or the SEC, that allow us to furnish our Proxy Materials over the Internet to our stockholders rather than in paper form. We believe this delivery process will expedite our stockholders’ receipt of our Proxy Materials, reduce the environmental impact of the Annual Meeting and lower the costs of printing and distributing our Proxy Materials. Accordingly, you will receive a Notice of Internet Availability of Proxy Materials, or the Notice, which we expect to mail on or about May 17, 2024. The Notice provides instructions on how to access our Proxy Materials through the Internet and request receipt of our Proxy Materials in paper or e-mail form.

In this Proxy Statement, except as otherwise indicated by the context, references to “Company,” “VolitionRx,” “Volition,” “we,” “us,” and “our” are references to VolitionRx Limited and its wholly owned subsidiaries, Singapore Volition Pte. Limited, a Singapore-registered company, or Singapore Volition, Belgian Volition SRL, a Belgium-registered company, or Belgian Volition, Volition Diagnostics UK Limited, a company registered in the United Kingdom, or Volition Diagnostics, Volition Germany GmbH (formerly Octamer GmbH), a company with limited liability organized under the laws of Germany, or Volition Germany, Volition Global Services SRL, a Belgium-registered company, or Volition Global Services, and Volition America, Inc., a Delaware corporation, or Volition America, as well as majority-owned subsidiary Volition Veterinary Diagnostics Development LLC, a Texas limited liability company, or Volition Vet. Additionally, in this Proxy Statement we use the term “Share Exchange Agreement” to refer to the share exchange agreement with Singapore Volition and the former shareholders of Singapore Volition dated September 26, 2011, pursuant to which we acquired Singapore Volition through an exchange of shares with the former Singapore Volition shareholders effective October 6, 2011.

ABOUT THE MEETING

We are holding our Annual Meeting at 93-95 Gloucester Place, London, W1U 6JQ, United Kingdom, on Tuesday, July 2, 2024, at 1:00 p.m. British Summer Time. At our Annual Meeting, our stockholders will act upon the matters outlined herein. In addition, our management will respond to questions from stockholders.

Attendance at the Annual Meeting will be limited to stockholders of the Company. Stockholders will be required to furnish valid identification and proof of ownership of the Company’s common stock as of the close of business on the Record Date before being admitted to the Annual Meeting. Stockholders holding shares in street name are requested to bring a statement from the bank, broker or other holder of record confirming their ownership of the Company’s common stock. For directions to the Annual Meeting, you may contact the Company’s Corporate Secretary, Rodney Rootsaert, by writing to VolitionRx’s principal executive offices at 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014, by email to investorrelations@volition.com, or by telephone at +1 (646) 650-1351.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, executive compensation decisions, plans for amending our Second Amended and Restated Certificate of Incorporation, or our Restated Certificate, or other future events. You can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in Item 1A, “Risk Factors,” and elsewhere, in our Annual Report on Form 10-K for the year ended December 31, 2023, or the 2023 Annual Report, as well as the other reports we file with the SEC. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

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VOTING INFORMATION

Subject to any revocation, all shares represented by properly executed proxies received by the board of directors of VolitionRx Limited pursuant to this solicitation will be voted in accordance with the holder’s directions specified on the proxy. If no directions have been specified using the Internet voting site, toll-free number or by marking the appropriate places on a Proxy Card, the shares will be voted in accordance with the board of directors’ recommendations, which are:

1.

“FOR” the election of each of the following six director nominees: Dr. Phillip Barnes, Dr. Alan Colman, Mickie Henshall, Guy Innes, Kim Nguyen and Cameron Reynolds to serve until the next annual meeting of stockholders, and until each such director’s successor is duly elected and qualified, or until his or her earlier death, resignation or removal;

2.	“FOR” the ratification of the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2024;

3.	“FOR” the approval, by a non-binding advisory vote, of the compensation of our named executive officers, as disclosed in the Compensation of Named Executive Officers section of this Proxy Statement;

4.

“FOR” the approval of an amendment to the Restated Certificate, or the Amendment to the Restated Certificate, to increase the number of authorized shares of our common stock, $0.001 par value per share, from 100,000,000 to 175,000,000; and

5.	“FOR” the approval of the Company’s 2024 Stock Incentive Plan, or the 2024 Plan.

You may either vote “FOR” or “WITHHOLD” authority to vote for each director nominee. You may vote “FOR” or “AGAINST” (or “ABSTAIN” from voting on) any of the other Proposals. Your vote on any one of these Proposals will not affect your vote on any of the other Proposals, except that approval of Proposal 5 (the approval of the 2024 Plan) is contingent upon the approval of Proposal 4 (the Amendment to the Restated Certificate increasing the number of authorized shares of common stock from 100,000,000 to 175,000,000). Accordingly, if Proposal 4 is not approved, the 2024 Plan will not go into effect, even if approved by our stockholders. We intend to file the Amendment to the Restated Certificate with the Secretary of State of the State of Delaware promptly after stockholder approval is obtained. However, our board of directors may delay or abandon the filing of the Amendment to the Restated Certificate before or after adoption and approval by our stockholders.

When using Internet or telephone voting, the voting systems will verify that you are a stockholder through the use of a company number for VolitionRx and a 16-digit control number or QR code unique to you, which is printed on the Notice you receive in the mail. If you vote by Internet or telephone, please do not also mail a Proxy Card.

If you plan to vote in person at the Annual Meeting, please bring valid identification. Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

Record Date

You may vote all shares that you owned as of May 8, 2024, which is the Record Date for the Annual Meeting. As of May 8, 2024, we had [  ] shares of common stock issued and outstanding held of record by approximately [  ] stockholders. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

A complete list of the stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder for purposes germane to the meeting, during normal business hours for ten days prior to the date of the Annual Meeting at the Company’s offices at 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014. If you wish to inspect the stockholder list, please contact the Company’s Corporate Secretary, Rodney Rootsaert, by writing to Corporate Secretary c/o VolitionRx Limited, 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014, or by telephone at +1 (646) 650-1351.

Ownership of Shares

If your shares are registered directly in your name, you are the holder of record of these shares, and we are sending the Notice or, if requested, paper or e-mail copies of the Proxy Materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the Annual Meeting.

If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record is sending the Notice or Proxy Materials to you. As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your Proxy Materials. Regardless of how you hold your shares, we invite you to attend the Annual Meeting.

If you receive more than one Notice or set of Proxy Materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions to ensure that all of your shares are voted.

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How to Vote

Your Vote Is Important. We encourage you to vote promptly. You may vote in any of the following ways:

By Internet – www.proxyvote.com: Use the Internet to submit your proxy by going to www.proxyvote.com and following the instructions on how to complete an electronic proxy card up until 11:59 p.m. Eastern Time on Monday, July 1, 2024, the day before the Annual Meeting. You will need the 16-digit control number or QR code included on your Notice or your Proxy Card in order to vote by Internet.

By Telephone – 1-800-690-6903: Use any touch-tone telephone to submit your proxy by dialing 1-800-690-6903 up until 11:59 p.m. Eastern Time on Monday, July 1, 2024, the day before the Annual Meeting. You will need the 16-digit control number included on your Notice or your Proxy Card in order to vote by telephone.

By Mail: You may request a paper copy of the Proxy Materials from us by following the instructions on your Notice. When you receive the Proxy Card, mark your selections on the Proxy Card, date and sign your name exactly as it appears on your Proxy Card and mail it in the postage-paid envelope that will be provided to you.  Return your Proxy Card by 11:59 p.m. Eastern Time on Monday, July 1, 2024.

At the Annual Meeting: If you vote your shares now it will not limit your right to change your vote at the Annual Meeting if you attend in person. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from your bank, broker or other holder of record, if you wish to vote your shares at the Annual Meeting.

All shares that have been properly voted and not revoked will be voted at the meeting. If you vote using the Internet voting site or the toll-free number, or by signing and returning a Proxy Card in each case without any voting instructions, your shares will be voted as the board of directors recommends.

Revocation of Proxies

You can revoke your proxy (or voting instructions if you hold your shares in street name) at any time before your shares are voted at the Annual Meeting if you: (1) send a written notice by mail to our Corporate Secretary indicating that you want to revoke your proxy by writing to VolitionRx Limited, 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014, Attention: Rodney Rootsaert, Corporate Secretary, which notice is received prior to the Annual Meeting; (2) vote after delivery of your proxy and before the Annual Meeting by using the Internet voting site or toll-free number or deliver to our Corporate Secretary a duly executed Proxy Card bearing a later date, which revokes all previous proxies; or (3) attend the Annual Meeting in person and, at the meeting, give written notice of revocation of your proxy to the Corporate Secretary of the Annual Meeting prior to the voting of your proxy and vote your shares in person, although your attendance at the meeting will not by itself revoke your proxy.

Quorum and Required Vote

Quorum

We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of 33 1/3% of the voting power of the stock issued and outstanding and entitled to vote are present at the meeting, either in person or by proxy. In determining whether we have a quorum, we count abstentions and broker non-votes as present and entitled to vote.

Vote Required for Proposals

1.

Election of Directors (Proposal 1). Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, meaning the six nominees receiving the highest number of votes “FOR” them will be elected to the board of directors. A properly executed proxy marked “WITHHOLD ALL” or “FOR ALL EXCEPT” with respect to the election of directors will not be voted with respect to the director or directors indicated. The election of directors is a non-routine matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the election of directors, your broker is not permitted to vote your uninstructed shares on this Proposal and your votes will be counted as broker non-votes. Withheld votes, abstentions and broker non-votes, if any, will have no effect in determining which directors are elected at the Annual Meeting.

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2.

Ratification of Selection of Independent Registered Public Accounting Firm (Proposal 2). The ratification of the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2024 requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. Accordingly, an abstention will have the same effect as a vote “AGAINST” this Proposal. The ratification of the selection of Sadler, Gibb & Associates, LLC is a routine matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the ratification of the selection of Sadler, Gibb & Associates, LLC, your broker may use its discretion to vote your uninstructed shares on this Proposal. Accordingly, broker non-votes are not expected for this Proposal.

3.

Non-Binding Advisory Vote, to Approve Named Executive Officer Compensation (Proposal 3). The approval, by a non-binding advisory vote, of the compensation of our named executive officers, as disclosed in the Compensation of Named Executive Officers section of this Proxy Statement, requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. Accordingly, an abstention will have the same effect as a vote “AGAINST” this Proposal. The advisory vote on compensation is a non-routine matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the advisory vote on compensation, your broker is not permitted to vote your uninstructed shares on this Proposal and your votes will be counted as broker non-votes. Broker non-votes, if any, will have no effect on the outcome of this Proposal.

4.

Approval of Amendment to Restated Certificate to Increase Authorized Shares (Proposal 4). The approval of the Amendment to the Restated Certificate requires that the votes cast for the Amendment exceed the votes cast against the Amendment. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or counted as a vote cast and will have no effect on the outcome of this Proposal. The approval of the Amendment to the Restated Certificate is a routine matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the approval of the Amendment to the Restated Certificate, your broker may use its discretion to vote your uninstructed shares on this Proposal. Accordingly, broker non-votes are not expected for this Proposal.

5.

Approval of 2024 Stock Incentive Plan (Proposal 5). Contingent upon the approval or Proposal 4, the approval of the 2024 Plan requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. Accordingly, an abstention will have the same effect as a vote “AGAINST” this Proposal. The approval of the 2024 Plan is a non-routine matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the approval of the 2024 Plan, your broker is not permitted to vote your uninstructed shares on this Proposal and your votes will be counted as broker non-votes. Broker non-votes, if any, will have no effect on the outcome of this Proposal.

Dissenters’ Rights

Under Delaware law, stockholders are not entitled to dissenters’ rights of appraisal on any Proposal referred to herein.

Cumulative Voting

Stockholders are not entitled to cumulate votes with respect to voting on the election of directors or any other Proposal referred to herein.

Voting Results

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we plan to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of April 1, 2024, by: (i) each of our directors and director nominees; (ii) each of our named executive officers; (iii) all of our directors and director nominees, and executive officers as a group; and (iv) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has a right to acquire beneficial ownership within 60 days. Under these rules more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise indicated below, to the best of our knowledge each beneficial owner named in the table (i) has the sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable, and (ii) has the following address: 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (#)	Percent of Class(1) (%)
Directors and Named Executive Officers:
Dr. Phillip Barnes(2)	38,321	*
Dr. Salvatore Thomas Butera(3)	287,957	*
Dr. Alan Colman(4)	316,232	*
Dr. Martin Faulkes(5)	2,367,139	2.9%
Dr. Edward Futcher(6)	481,571	*
Mickie Henshall(7)	11,206	*
Guy Innes(8)	2,734,810	3.3%
Dr. Gaetan Michel(9)	123,612	*
Kim Nguyen(10)	66,377	*
Cameron Reynolds(11)	2,868,465	3.5%
All Directors and Executive Officers as a Group (18 Persons)(12)	11,061,057	12.9%

More Than 5% Stockholders:
Eight Corporation Limited(13)	12,005,332	14.6%
c/o Crowe Morgan 8 St. George’s Street Douglas, Isle of Man IM1 1AH

*	Represents ownership of less than 1.0%

(1)

For purposes of this table, the percent of class is based upon 82,108,972 shares of our common stock issued and outstanding as of April 1, 2024. Shares of common stock subject to stock options or warrants currently exercisable, or exercisable within 60 days of April 1, 2024, and restricted stock units which may be settled within 60 days of April 1, 2024, are deemed beneficially owned and outstanding for computing the percentage ownership of the person or entity holding such securities, but are not considered outstanding for computing the percentage ownership of any other person or entity.

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(2)

Dr. Barnes’ beneficial ownership includes direct ownership of (i) 14,686 shares of common stock and (ii) options to purchase 23,635 shares of common stock that are exercisable within 60 days of April 1, 2024.

(3)

Dr. Butera’s beneficial ownership includes direct ownership of (i) 185,557 shares of common stock, (ii) options to purchase 52,400 shares of common stock that are exercisable within 60 days and (iii) restricted stock units for 50,000 shares of common stock that may be settled within 60 days of April 1, 2024.

(4)

Dr. Colman’s beneficial ownership includes direct ownership of (i) 168,279 shares of common stock and (ii) options to purchase 147,953 shares of common stock that are exercisable within 60 days of April 1, 2024.

(5)

Dr. Faulkes’ beneficial ownership includes direct ownership of (i) 1,591,682 shares of common stock and (ii) options to purchase 419,457 shares of common stock that are exercisable within 60 days of April 1, 2024. Dr. Faulkes’ beneficial ownership also includes indirect ownership of 356,000 shares of common stock held directly by The Dill Faulkes Educational Trust Limited, or DFET. Dr. Faulkes serves as the chairman, and as a director and trustee of DFET, and shares voting and dispositive control over such shares. On December 8, 2015, Dr. Faulkes pledged 12,500 shares of common stock owned directly by him to secure a loan. Dr. Faulkes will not be standing for re-election to our board of directors at the Annual Meeting or continuing in his role as Executive Chairman following such meeting.

(6)

Dr. Futcher’s beneficial ownership includes direct ownership of (i) 61,936 shares of common stock and (ii) options to purchase 63,635 shares of common stock that are exercisable within 60 days of April 1, 2024. Dr. Futcher’s beneficial ownership also includes indirect ownership of 356,000 shares of common stock held directly by DFET. Dr. Futcher serves as a director and a trustee of DFET and shares voting and dispositive control over such shares. Dr. Futcher will not be standing for re-election to our board of directors at the Annual Meeting.

(7)

Ms. Henshall’s beneficial ownership consists of direct ownership of 11,206 shares of common stock. Ms. Henshall does not hold any options, warrants or restricted stock units that may be exercised or settled within 60 days of April 1, 2024.

(8)

Mr. Innes’ beneficial ownership includes direct ownership of (i) 617,161 shares of common stock and (ii) options to purchase 143,635 shares of common stock that are exercisable within 60 days of April 1, 2024. Mr. Innes’ beneficial ownership also includes indirect ownership of (x) 618,014 shares of common stock held directly by Mr. Innes’ children, (y) 1,000,000 shares of common stock held directly by The Innes Family Bare Trust 2023, of which the Mr. Innes is the trustee, for the benefit of his children, and (z) 356,000 shares of common stock held directly by DFET. Mr. Innes serves as a director and a trustee of DFET and shares voting and dispositive control over such shares.

(9)

Dr. Michel’s beneficial ownership includes direct ownership of (i) 48,252 shares of common stock and (ii) options to purchase 75,360 shares of common stock that are exercisable within 60 days of April 1, 2024.

(10)

Ms. Nguyen’s beneficial ownership includes direct ownership of (i) 27,186 shares of common stock and (ii) options to purchase 8,635 shares of common stock that are exercisable within 60 days of April 1, 2024. Ms. Nguyen’s beneficial ownership also includes indirect ownership of 30,556 shares of common stock held directly by Ms. Nguyen’s spouse.

(11)

Mr. Reynolds’ beneficial ownership includes direct ownership of (i) 1,245,185 shares of common stock and (ii) options to purchase 581,486 shares of common stock that are exercisable within 60 days of April 1, 2024. Mr. Reynolds’ beneficial ownership also includes indirect ownership of (x) 34,076 shares of common stock held directly by Mr. Reynolds’ spouse and (y) 1,007,718 shares of common stock held directly by Concord International, Inc., of which Mr. Reynolds is the majority stockholder. Mr. Reynolds shares voting and dispositive control over such shares.

(12)

The number of directors and executive officers as a group includes 2 executive officers of the Company’s subsidiaries. The amount beneficially owned by the directors and executive officers as a group consists of an aggregate of (i) 7,703,955 shares of common stock, (ii) options to purchase 2,997,102 shares of common stock that are exercisable within 60 days of April 1, 2024, (iii) restricted stock units for 50,000 shares of common stock that may be settled within 60 days of April 1, 2024, and (iii) warrants to purchase 310,000 shares of common stock that are exercisable within 60 days of April 1, 2024.

(13)

Based on the information contained in the Form 4 filed with the SEC on January 3, 2024, Eight Corporation Limited, or Eight, which is a director of Cotterford Company Limited, or Cotterford, and Hever Investments Limited, or Hever, beneficially owns 12,005,332 shares of common stock, including those held by Cotterford and Hever. Amy Slee is a director of Eight and Hever and holds dispositive and voting control over the shares of common stock beneficially owned by Cotterford and Hever.

Changes in Control

We are not aware of any arrangements that have resulted, or may at a subsequent date result, in a change in control of the Company.

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DIRECTORS AND EXECUTIVE OFFICERS

Identification of Directors and Executive Officers

The following table sets forth the names and ages of the Company’s directors and executive officers as of the Record Date, except as otherwise noted:

Name	Age	Position(s) with the Company	Officer/Director Since
Cameron Reynolds	53	President Chief Executive Officer Director	October 6, 2011 October 6, 2011 October 6, 2011
Terig Hughes	54	Chief Financial Officer Treasurer	February 1, 2021 February 1, 2021
Dr. Gaetan Michel	51	Chief Operating Officer	February 1, 2021
Dr. Jacob Micallef	67	Chief Scientific Officer	January 1, 2015
Dr. Andrew Retter	47	Chief Medical Officer	April 1, 2024
Gael Forterre	43	Chief Commercial Officer	February 1, 2021
Nicholas Plummer	53	Group General Counsel	November 1, 2021
Louise Batchelor	53	Group Chief Marketing & Communications Officer	September 12, 2022
Rodney Rootsaert	52	Corporate Secretary	October 6, 2011
Dr. Salvatore Thomas Butera	73	Chief Executive Officer, Volition Vet	May 1, 2021
Dr. Jasmine Kway	52	Chief Executive Officer, Singapore Volition	June 1, 2018
Dr. Martin Faulkes(1)	80	Executive Chairman Director	October 6, 2011 October 6, 2011
Dr. Phillip Barnes(2)(3)	62	Director	October 9, 2019
Dr. Alan Colman(2)	75	Director	October 6, 2011
Dr. Edward Futcher(2)(4)(5)	69	Director	June 23, 2016
Mickie Henshall(3)(4)	52	Director	August 15, 2022
Guy Innes(2)(4)	67	Director	October 6, 2011
Kim Nguyen(3)(4)	47	Director	March 25, 2021

(1)	Dr. Faulkes, our Executive Chairman and director, is not standing for re-election at our Annual Meeting or continuing in his role as Executive Chairman following such meeting.

(2)	Member of the Audit Committee

(3)	Member of the Compensation Committee

(4)	Member of the Nominations and Governance Committee

(5)	Dr. Futcher, a director who currently serves as a member of our Audit and Nominations and Governance Committees, is not standing for re-election at our Annual Meeting.

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The background and business experience during the past five years of the persons listed above, other than Dr. Martin Faulkes who is not standing for re-election as a director and will no longer be serving as Executive Chairman following the Annual Meeting and Dr. Edward Futcher who is not standing for re-election as a director, are as follows:

CAMERON REYNOLDS serves as our President and Chief Executive Officer and is a director of the Company. Information regarding Mr. Reynolds is provided under Proposal 1 – Election of Directors of this Proxy Statement.

TERIG HUGHES serves as our Chief Financial Officer and Treasurer. He has also served as Chief Financial Officer and Treasurer of both Volition America since December 1, 2022, and of Volition Vet since March 17, 2023, as well as a Director of Volition Global Services since September 2, 2021. Between September 1, 2021 and August 8, 2022, Mr. Hughes served as a Director of Singapore Volition. Mr. Hughes joined the Company from AUM Biosciences Pte. Ltd., a fast-growing biotechnology company focused on developing novel drugs for cancer treatment, where he was the Chief Financial Officer based in Singapore, and oversaw all aspects of business and finance, from initial start-up in 2018 through to first revenue in 2020. Prior to 2018, Mr. Hughes held a number of senior finance and business leadership positions at Elsevier, a division of RELX Group plc (formerly Reed Elsevier), an FTSE 100 company. From 2014 to 2017, Mr. Hughes was the regional Managing Director of RELX Group plc for India and Southeast Asia, overseeing all aspects of the business including sales, marketing, and product development. From 2006 to 2014, he served as the company’s Finance Director for Asia Pacific, during which he managed and oversaw accounting and finance functions, including financial planning and analysis. During this period, he also oversaw a successful finance transformation project, which included systems implementation, transition to a shared-services model, and outsourcing of various work streams, as well as a number of mergers and acquisitions projects in China. From 2003 to 2006, Mr. Hughes was the Vice President Finance of Elsevier’s US Journals and Pharma Communications Division where he provided commercial support to senior management, oversaw implementation of internal control standards as required by the Sarbanes-Oxley Act of 2002, and managed the annual pricing process. Mr. Hughes has over 25 years of accounting, finance and business management experience gained through an international career spanning the United States, Europe and Asia. Mr. Hughes received a B.Sc. in Accounting and Law from De Montfort University, Leicester in the United Kingdom.

DR. GAETAN MICHEL serves as our Chief Operating Officer. In addition, Dr. Michel has served as Director and Chief Executive Officer of Volition America since November 16, 2021, as Chief Executive Officer and Manager of Volition Global Services since September 15, 2021 and September 1, 2021, respectively, as Manager and President of Volition Veterinary since August 7, 2019 and May 1, 2021, respectively, and as Chief Executive Officer and Manager of Belgian Volition since November 15, 2022.  In addition, from June 22, 2015 to November 4, 2021, Dr. Michel served as Manager of Belgian Volition, from July 1, 2015 to September 14, 2021 as Chief Executive Officer of Belgian Volition, from August 14, 2020 to May 1, 2021 as Chief Executive Officer of Volition Veterinary, and from January 10, 2020 to October 23, 2020, as a Managing Director of Volition Germany.  Dr. Michel also previously served as Belgian Volition’s Chief Operations Officer from July 2014 to June 2018. Dr. Michel has over ten years of experience in production management. Prior to joining Belgian Volition, from 2010 to 2014 Dr. Michel worked as production director for Bone Therapeutics SA (Euronext Brussels and Paris: BOTHE), a bone cell therapy-based pharmaceutical company, where his responsibilities included establishing two new production plants to commence manufacturing for two phase III clinical trials, developing quality systems for new products in negotiation with the Belgian health authorities, and establishing a product plant for an injectable medical device. From 2007 to 2010, Dr. Michel worked for KitoZyme, a global manufacturer of biopolymers of fungal origin with its core business in weight management, digestive and cardiovascular health. During this period, Dr. Michel established both the production and process development departments and oversaw the commencement of the company’s industrial phase culminating in the roll out of first products. Prior to joining KitoZyme, following the completion of his Ph.D. in 2002, Dr. Michel joined Advanced Array Technologies, or AAT, a University of Namur spin-off company as project manager in proteomics. AAT later became Eppendorf Array Technologies, part of the German Eppendorf biotech company, where Dr. Michel became production manager and was involved in establishing production processes and equipment. Dr. Michel received a Ph.D. in Biochemistry from the University of Namur, Belgium.

DR. JACOB MICALLEF serves as our Chief Scientific Officer. Dr. Micallef previously served as a Director of Belgian Volition between August 10, 2011 and March 31, 2016. Prior to the Share Exchange Agreement, he served as Chief Scientific Officer of Belgian Volition from October 11, 2010 to December 31, 2014, but was not otherwise involved with Singapore Volition. Dr. Micallef joined Cronos Therapeutics Limited, or Cronos, a company developing oncology drugs, in 2004, and in 2006, Cronos was listed in the United Kingdom on the Alternative Investment Market, or AIM, becoming ValiRx plc, or ValiRx (AIM:VAL). Dr. Micallef continued to work as Technical Officer for ValiRx, where he in-licensed the NucleosomicsTM technology and co-founded ValiBio SA, which is now Belgian Volition. From 2004 to 2007, he taught “science and enterprise” to science research workers from four universities at CASS Business School before joining Cronos. In 2001, Dr. Micallef co-founded Gene Expression Technologies, a company developing oncology drugs, where he successfully led the development of the chemistry of the GeneICE technology and implemented the manufacture of GeneICE molecules. He also played a major role in business development and procured a GeneICE contract with Bayer AG. Over a 15-year period, starting in 1985, Dr. Micallef worked for the World Health Organization, or WHO. While working for WHO, Dr. Micallef developed new diagnostic products in the areas of reproductive health and cancer. In 1990, he commenced development of a new diagnostic technology platform for WHO which was launched in 1992 and supported 13 tests. Dr. Micallef also initiated and implemented in-house manufacture, previously outsourced to Abbott Diagnostics Inc., and world-wide distribution of these products for WHO. Also, in 1990, he started a “not-for-profit” WHO company, Immunometrics Ltd., which marketed and distributed those diagnostic products worldwide. Dr. Micallef has over 20 years of experience in research and development and in the management of early-stage biotechnical companies, including the manufacture of biotechnology products and the establishment of manufacturing operations. Dr. Micallef received his M.B.A. from Imperial College, University of London and his Ph.D. from King’s College, University of London.

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DR. ANDREW RETTER serves as our Chief Medical Officer. Dr. Andrew Retter is a United Kingdom-based doctor with over 20 years of experience. Dr. Retter has been on the Specialist Register of the General Medical Council in Hematology and Intensive Care Medicine since 2014 and joined the team at Guy’s and St. Thomas’ NHS Foundation Trust in London in 2014. Dr. Retter has been involved in clinical trials and research studies and has published over 50 articles in peer-reviewed medical journals. His areas of expertise include the management of hematological malignancies and the management of complex coagulopathies, anticoagulation, and sepsis. In addition to his clinical work, Dr. Retter is also an accomplished educator and mentor. He teaches and trains medical students, residents, and fellows, and has served as a faculty member for educational courses. Dr. Retter obtained his medical degree from St. George’s Hospital Medical School in 2001 and completed his postgraduate training in hematology and intensive care medicine at St. Thomas’ Hospital in London in 2013.

GAEL FORTERRE serves as our Chief Commercial Officer. He has almost twenty years of experience investing in and scaling fast-growing companies. Since October 2013, Mr. Forterre has served as the Managing Partner of Armori Capital Management, LLC, or Armori, an investment advisory firm. Mr. Forterre launched Armori in October 2013, for which he conducted a series of investments on behalf of family offices and institutional investors, and actively supported the growth of its portfolio companies. From December 2021 to February, 2024, Mr. Forterre served as a non-executive director for Integrated Wellness Acquisition Corp., a special purpose acquisition company. Mr. Forterre also served as the Chief Executive Officer of Ucroo Incorporated, or Ucroo (now Pathify Holdings, Inc.), a SaaS EdTech company, between January 2019 and December 2020, during which period he supervised the launch of its product suite and tripled sales two years in a row; he also served as its Chief Financial Officer between January 2018 and December 2018 and acted as its consultant from August 2017 to December 2017. Mr. Forterre also served as a board member of Ucroo between August 2019 and March 2021, and as a board member of ARTICLE22, a design-focused social enterprise that he co-founded in 2013, from July 2013 to June 2021. Between 2005 and 2012, Mr. Forterre worked in various positions including as a structurer, an analyst and a trader for BNP Paribas in the corporate and investment banking division, in both New York and Paris, where he was selected to join the top talent program. Mr. Forterre received an M.S. in finance from Sorbonne Paris I and a double M.B.A. from both Columbia Business School and the London Business School.

NICHOLAS PLUMMER serves as our Group General Counsel.  Mr. Plummer is a solicitor qualified in England. From 1995 to 2004, Mr. Plummer worked at the United Kingdom and international law firm Ashurst as a corporate lawyer, before moving into his first in-house role as General Counsel and Company Secretary of Ark Therapeutics Group PLC, a UK-listed biotech company, from 2004 to 2008. From 2013 to 2021, Mr. Plummer served as the EU Managing Counsel at Patheon, subsequently Pharma Services Group of Thermo Fisher Scientific, a contract drug developer and manufacturer. Mr. Plummer has over twenty-five years of legal experience in private practice and in-house roles, primarily in the healthcare sector. Mr. Plummer holds a LL.B. law degree (Hons) from Reading University and was admitted as a Solicitor to the Supreme Court of England and Wales in 1997.

LOUISE BATCHELOR serves as our Group Chief Marketing and Communications Officer. Ms. Batchelor joined the Company in April 2016 from ACULD Limited, a strategic marketing consultancy specializing in healthcare where she served as director and owner since August 2011. From April 2006 to January 2009, Ms. Batchelor was the global brand marketing manager for Reckitt Benckiser Plc, a British, multinational consumer goods company, where she led the development of the global brand for the Lysol® germ protection range. From 2001 to 2009, Ms. Batchelor also served as the European business unit director for Reckitt Benckiser, based in Paris, France, where she was responsible for general management of the European business and led the European regulatory strategy and launch of multiple products. Prior to joining Reckitt Benckiser, Ms. Batchelor was a product manager, marketing executive, primary care field sales manager and a senior market research executive at Zeneca Pharmaceuticals Ltd in the United Kingdom, from August 1993 to October 2000. Ms. Batchelor has thirty years of global marketing, sales and leadership experience gained through an international career spanning the United States, Europe and the United Kingdom.  Ms. Batchelor received a B.A. in business studies from Sheffield Hallam University.

RODNEY ROOTSAERT serves as our Corporate Secretary. Prior to the completion of the transactions under the Share Exchange Agreement, he was the Administration and Legal Officer of Singapore Volition, a position he held since August 6, 2010. Mr. Rootsaert became a Director of Singapore Volition on December 15, 2015. He has been a Director and Secretary of Belgian Volition since October 4, 2010, a Director of Volition Diagnostics since November 13, 2015, Secretary of Volition Vet since August 7, 2019, and Secretary of Volition America since November 16, 2021. Between August 7, 2019 and March 17, 2023, Mr. Rootsaert served as Treasurer of Volition Vet.  Mr. Rootsaert served as director and corporate secretary of Mining House Ltd., a company providing consultancy and office support services, between 2007 and 2018. His responsibilities included ensuring compliance with all relevant statutory and regulatory requirements. From 2007 until 2011, Mr. Rootsaert served as corporate secretary for Magellan Copper and Gold Plc., a mineral exploration company, where his duties included maintaining and preparing company documents, accounts and contracts. Mr. Rootsaert has over 15 years of experience in providing corporate, legal and administrative services.  Mr. Rootsaert holds an LL.B. degree from the University of Western Australia.

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DR. SALVATORE THOMAS BUTERA serves as the Chief Executive Officer of Volition Veterinary. Dr. Butera previously served as a Director of the Company between December 1, 2020 and March 25, 2021, before resigning in order to prepare to assume the role of Chief Executive Officer of Volition Veterinary, effective May 1, 2021.  Between 2016 and April 2021, Dr. Butera served as Business Development Director at Veterinary Centers of America, or VCA, which is in the practice and business of veterinary medicine, part of Mars Veterinary Health, or Mars, and was actively involved in business development roles with Mars, leading divisions such as Pet Partners, LLC, or PPL, Banfield Pet Hospitals and VCA, and serving as Co-Founder, Board Member and Chief Medical Officer of PPL prior to its acquisition by Mars. Dr. Butera received his B.A. from Fairfield University and his D.V.M. from the University of Missouri Veterinary School.

DR. JASMINE KWAY serves as the Chief Executive Officer of Singapore Volition. Dr. Kway previously served as Singapore Volition’s Vice President of Asia from January 2017 until June 2018.  Prior to joining Singapore Volition, during 2016 Dr. Kway served as Chief Executive Officer of intellectual property practice at RHT i-Assets Advisory, or RHTiAA, one of the leading companies of the RHT Group of Companies and RHT Holdings, a Singapore-headquartered integrated leading professional services company providing professional services in Asia. While at RHTiAA, Dr. Kway was focused on managing buy-side and sell-side clients globally in technology and intellectual property transactions, business development, and fund raising.  Prior to RHTiAA, Dr. Kway worked in both the private and public sectors, including as Executive Vice President, Business Development at Transpacific IP Group Limited, a full-service intellectual property company, from 2010 to 2015, and as Director of Industry Liaison of the National University of Singapore from 2005 to 2010. In these positions, Dr. Kway formulated and implemented national intellectual property policies, corporate intellectual property strategies and management, intellectual property and technology development, commercialization, fundraising, and investment. Dr. Kway received her Bachelor of Engineering (Honors) and Doctorate degrees from the National University of Singapore.

DR. PHILLIP BARNES serves as a director. Information regarding Dr. Barnes is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

DR. ALAN COLMAN serves as a director. Information regarding Dr. Colman is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

MICKIE HENSHALL serves as a director. Information regarding Ms. Henshall is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

GUY INNES serves as a director. Information regarding Mr. Innes is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

KIM NGUYEN serves as a director. Information regarding Ms. Nguyen is provided under the Proposal 1 – Election of Directors section of this Proxy Statement.

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CORPORATE GOVERNANCE OF THE COMPANY

Our business is managed by the Company’s board of directors. Our board members are informed of our business through discussions with management, materials provided to them, visits to the Company’s offices and facilities, and their participation in meetings of the board of directors.

Corporate Governance Practices and Policies

Our board of directors has been carefully following the corporate governance developments that have been taking place as a result of the adoption of the Sarbanes-Oxley Act of 2002, the rules promulgated thereunder by the SEC, and other corporate governance recommendations. Our board of directors addresses, among other things, the board of directors’ composition, qualifications and responsibilities, director education and stockholder communication with directors.

Director Independence

For purposes of determining director independence, the board of directors reviews a summary of the relationships of each director, including any of his or her family members or related parties, with the Company or management and other facts relevant to the analysis of whether the directors qualify as “independent directors” under the NYSE American Company Guide §803(A)(2). No director qualifies as independent unless the board of directors affirmatively determines that the director does not have a relationship that would interfere with the exercise of his or her independent judgment in carrying out his or her responsibilities as a director. In addition, the NYSE American Company Guide provides a non-exclusive list of persons who may not be considered independent.

The board of directors has affirmatively determined that each of Drs. Barnes, Colman and Futcher, Mss. Henshall and Nguyen, and Mr. Innes, is an independent director under the NYSE American Company Guide. In addition, the members of the Audit Committee are independent directors pursuant to the heightened independence criteria for members of Audit Committees set forth in the applicable SEC rules.

Our independent directors meet as often as is necessary to fulfill their responsibilities but at least annually in executive session without management or non-independent directors in accordance with the requirements of NYSE American Company Guide §802(c).

Board Composition and Attributes

Our Nominations and Governance Committee continually assesses the board of directors and the skill sets, experiences and characteristics represented by the directors to ensure alignment with the Company’s strategic objectives and evolving needs and expectations. The board of directors believes that its membership should reflect a diversity of industries, experience, gender, race, ethnicity and age to help ensure that it serves the long-term interests of stockholders and promotes the best interests of the Company.  Additionally, the Nominations and Governance Committee is committed to considering the candidacy of women and racially and ethnically diverse candidates for future vacancies on the Board. The below skills matrix and diversity matrix represents the current members of the board of directors as of the date of this Proxy Statement.  These matrices are re-assessed regularly and evolves with the needs of the organization.

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Board Diversity Matrix

Ethnic Diversity	Well-Balanced Mix of Tenures	Independence

Gender Diversity	Director’s Age – Average			Active Board Refreshment

	40-54	55-70	71+
	3 directors	3 directors	2 directors
	37.5%	37.5%	25%	Over the last 5 years, 3 new directors have joined the board.

Term of Office for Directors and Officers

Each director serves until the next annual meeting of stockholders and until each such director’s successor is duly elected and qualified, or until his or her earlier death, resignation or removal. Each officer serves for such term as determined by the board of directors.

Family Relationships

None of the executive officers or directors of our Company, or any nominees therefor, are related to each other.

Certain Arrangements and Understandings

There are no arrangements or understandings between any director, executive officer or director nominee and any other person pursuant to which any person was nominated as a director or selected as an executive officer.

Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer or director nominee of VolitionRx has been involved in any legal proceedings required to be disclosed pursuant to Item 401(f) of Regulation S-K. Additionally, no director, executive officer or director nominee of VolitionRx is party to, or has any material interests in, any material legal proceedings that are adverse to the Company or its subsidiaries.

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Board and Committee Meetings; Annual Meeting Attendance

During the fiscal year ended December 31, 2023: the board of directors held six regularly scheduled meetings and acted by written consent eight times; the Audit Committee held five regularly scheduled meetings and acted by written consent eight times; the Compensation Committee held one regularly scheduled meeting and acted by written consent 12 times; and the Nominations and Governance Committee held two regularly scheduled meeting and acted by written consent two times. During the fiscal year ended December 31, 2023, all directors attended, in person or by telephone, at least 75% of the total number of meetings of both our board of directors and the committees of our board of directors on which such director served, during their respective periods of service.

While the Company does not have a policy with regard to the attendance of the members of the board of directors at annual meetings of stockholders, directors are strongly encouraged to attend the annual meetings of stockholders whether in person or by telephone. Seven of the nine directors then serving on the board of directors attended in person or by telephone the annual meeting of stockholders held on June 23, 2023. A quorum was not present at this meeting, so the 2023 Annual Meeting of Stockholders was adjourned and reconvened on June 28, 2023. Four of the nine directors then serving on the board of directors attended the reconvened meeting in person or by telephone.

Committees of the Board of Directors

Our board of directors has established an Audit Committee, a Compensation Committee and a Nominations and Governance Committee. The Committees operate pursuant to written charters adopted by the board of directors, copies of which are available on our website at https://ir.volition.com/committee-charters. However, the reference to our website in this Proxy Statement does not constitute incorporation by reference of the information contained on or available through our website, and you should not consider it to be a part of this Proxy Statement. In addition, from time to time, our board of directors may establish special committees when necessary to address specific issues. The composition and functions of each of our Audit, Compensation and Nominations and Governance Committees are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors.

Audit Committee

Our Audit Committee currently consists of four members, Mr. Innes (Chair), and Drs. Barnes, Colman and Futcher, each of whom has been determined to be an independent director under applicable SEC rules and the NYSE American Company Guide.  Following the Annual Meeting, assuming the election of the director nominees set forth in Proposal 1 – Election of Directors of this Proxy Statement, our Audit Committee shall consist of three members, Mr. Innes (Chair), and Drs. Barnes and Colman.  The Audit Committee shall at all times be composed exclusively of directors who are, in the opinion of our board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

The Audit Committee is responsible for, among other things:

•	appointing, terminating, compensating and overseeing the work of any independent auditor engaged to prepare or issue an audit report or other audit, review or attest services;

•

reviewing all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor’s independence;

•	reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and internal controls and the audits of our financial statements;

•

establishing and overseeing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

•	investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the Audit Committee deems necessary;

•	determining compensation of the independent auditors and of advisors hired by the Audit Committee and ordinary administrative expenses;

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•	reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;

•	monitoring and evaluating the independent auditor’s qualifications, performance and independence on an ongoing basis;

•	reviewing reports to management prepared by the internal audit function, as well as management’s response;

•	reviewing and assessing the adequacy of the Audit Committee’s formal written charter on an annual basis;

•	review risks relating to financial statements, the auditing and financial reporting process, liquidity risks and market risks;

•	oversee and review the adequacy of the Company’s cybersecurity, information and technology security, and data privacy programs, procedures, and policies;

•	reviewing and approving transactions with related persons for potential conflict of interest situations on an ongoing basis; and

•	overseeing such other matters that are specifically delegated to the Audit Committee by our board of directors from time to time.

The board of directors has affirmatively determined that Mr. Innes is designated as an “Audit Committee financial expert.”

Compensation Committee

Our Compensation Committee currently consists of three members, Mss. Nguyen (Chair) and Henshall, and Dr. Barnes, each of whom has been determined to be an independent director under the NYSE American Company Guide.  Following the Annual Meeting, assuming the election of the director nominees set forth in Proposal 1 – Election of Directors of this Proxy Statement, our Compensation Committee shall consist of the same three members.

The Compensation Committee is responsible for, among other things:

•	developing, reviewing, and approving our overall compensation programs for directors and officers, and regularly reporting to the full board of directors regarding the adoption of such programs;

•	developing, reviewing and approving our cash and equity incentive plans, including approving individual grants or awards thereunder;

•	reviewing and approving individual and company performance goals and objectives that may be relevant to the compensation of executive officers and other key employees;

•	reviewing and discussing with management the tables and narrative discussion regarding executive officer and director compensation to be included in the annual proxy statement;

•	reviewing and assessing periodically, the adequacy of the Compensation Committee’s formal written charter;

•	preparing the annual Compensation Committee Report;

•	approving the adoption of, and revisions to, or the termination of our Clawback and Forfeiture Policy; and

•	overseeing such other matters that are specifically delegated to the Compensation Committee by our board of directors from time to time.

In fulfilling its responsibilities, the Compensation Committee has the authority to delegate any or all of its responsibilities to a subcommittee of the Compensation Committee.

Nominations and Governance Committee

Our Nominations and Governance Committee currently consists of four members, Dr. Futcher (Chair), Mss. Nguyen and Henshall and Mr. Innes, each of whom has been determined to be an independent director under the NYSE American Company Guide.  Following the Annual Meeting, assuming the election of the director nominees set forth in Proposal 1 – Election of Directors of this Proxy Statement, our Nominations and Governance Committee shall consist of three members, Mr. Innes (Chair), and Mss. Nguyen and Henshall.

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The Nominations and Governance Committee is responsible for, among other things:

•	identifying and screening candidates for our board of directors, and recommending nominees for election as directors;

•	developing policies and procedures for identifying, evaluating, and recommending director candidates, including consideration of nominees recommended by stockholders;

•	developing and recommending to the Board criteria for Board membership, which shall include specific minimum qualifications;

•	assessing, on an annual basis, the performance of the board of directors and any committee thereof;

•

reviewing the structure of the board of directors’ committees and recommending to the board of directors, for its approval, directors to serve as members of each committee, including each committee’s respective chair, if applicable;

•	establishing and periodically review the Company’s succession plans for the Board and senior management positions;

•	reviewing and assessing, on an annual basis, the adequacy of the Nominations and Governance Committee’s formal written charter;

•	evaluating whether any position held or proposed to be held by any new or existing director would represent a conflict of interest with such director’s membership on the Board or any committee;

•

assisting the Board in providing oversight and guidance with regard to sustainability and ESG matters, including by reviewing and evaluating the Company’s programs, practices, and reporting related to ESG issues and impacts to support the sustainable growth of the Company’s business; and

•

generally advising our board of directors on corporate governance and related matters including, without limitation, with respect to the Company’s Restated Certificate, Amended and Restated Bylaws, or the Restated Bylaws, and charters of other committees.

Nominating Procedures

The Nominations and Governance Committee considers candidates for the board of directors from any reasonable source, including stockholder recommendations. The Committee will not evaluate candidates differently based on who has made the proposal. The Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. The Nominations and Governance Committee, and our board of directors, believe that directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s stockholders. Each director must also be able to dedicate the time and resources sufficient to ensure the diligent performance of his or her duties. Further, our board of directors is intended to encompass a range of talents, experience, skills, backgrounds, and expertise sufficient to provide sound and prudent guidance with respect to the operations and interests of the Company and its stockholders. The Company values diversity and seeks to achieve a diversity of professional experiences, personal backgrounds, and personal characteristics, including race, ethnicity, age, gender and sexual orientation, on our board of directors, but no specific policy regarding board diversity has been adopted. We have adopted the Rooney Rule to increase diversity of board candidates for future elections.

Stockholders who wish to suggest qualified candidates should write to the Chair of the Nominations and Governance Committee c/o VolitionRx Limited, 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014, in accordance with the time periods and information requirements set forth in the Restated Bylaws, specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Committee. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. See the section of this Proxy Statement entitled Deadline for Receipt of Stockholder Proposals for the Next Annual Meeting. No director nominations by stockholders have been received as of the filing of this Proxy Statement.

Board Leadership Structure and Role in Risk Oversight

Our board of directors does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board. Our board of directors believes that it is in the best interests of our organization to make that determination from time to time based on the position and the direction of our organization and the membership of our board of directors.

The roles of Chief Executive Officer and Chairman of the Board are currently separated with Dr. Martin Faulkes serving as the Executive Chairman of our board of directors and Guy Innes serving as our lead independent director. As the lead independent director, Mr. Innes regularly consults with the Executive Chairman of our board of directors and management on the key issues concerning the Company. Cameron Reynolds, our Chief Executive Officer and principal executive officer, also serves as a director of the Company. Due to Mr. Reynolds’ executive officer position, he is not an independent director. Our board of directors views this arrangement as providing an efficient connection between our management and board of directors, enabling our board to obtain information pertaining to operational matters expeditiously and enabling our Executive Chairman and our Chief Executive Officer to bring areas of concern before the board in a timely manner.  Dr. Faulkes is not standing for re-election to the board of directors at our Annual Meeting and will no longer serve as the Executive Chairman following the meeting. Assuming the re-election of Guy Innes as a director, Mr. Innes will serve as the interim Chairman of the Board in addition to his role as lead independent director while the Company searches for a permanent Chairman.  Pursuant to the terms of his employment agreement, Dr. Faulkes will remain as an employee for three months following the Annual Meeting to assist in the transition of the Chairman position among other duties.

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One of our board of directors’ key functions is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board as a whole, as well as through various board standing committees that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Each committee of our board of directors meets in executive session with key management personnel and representatives of outside advisors as necessary to oversee risks associated with their respective principal areas of focus. Our Audit Committee oversees management of financial risks. Our Compensation Committee oversees the management of risks related to our executive compensation plans and arrangements. Our Nominations and Governance Committee manages risks associated with the independence of our board and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks. While our board of directors, through its committees, oversees our risk management, our management team is responsible for day-to-day risk-management processes to ensure that such risks are being adequately managed.

Communications with the Board of Directors

Our board of directors encourages stockholders and other interested parties to send communications to the board of directors or to individual members of the board of directors. Such communications, whether by letter, e-mail or telephone, should be directed to the Chairman of the board of directors who will forward them to the intended recipients. However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the Chairman or his designee, may not be forwarded to the directors.

If a stockholder or other interested party wishes to communicate to our board of directors regarding a concern relating to the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the board of directors in care of the Chairman at the Company’s headquarters. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern likewise should be submitted in writing to the Chairman at the Company’s headquarters address. If the stockholder or other interested party is unsure as to which category his or her concern relates, he or she may communicate it to any one of the directors in care of the Company’s Corporate Secretary.

Stockholders or other interested parties who wish to contact members of our board of directors either individually or as a group may do so by writing to Corporate Secretary c/o VolitionRx Limited, 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014, by email to investorrelations@volition.com, or by telephone at +1 (646) 650-1351, specifying whether the communication is directed to the entire board of directors or to a particular director. Such communications are screened by Company personnel to filter out improper or irrelevant topics, such as solicitations, and to confirm that they relate to matters that are within the scope of responsibilities of the board of directors.

Stockholder Engagement

We undertake quarterly engagement efforts with our significant stockholders (representing approximately 28% of our outstanding shares during the first quarter 2024). Typically, Mr. Reynolds (President and Group Chief Executive Officer), Mr. Hughes (Group Chief Financial Officer) and Ms. Batchelor (Group Chief Marketing & Communications Officer) participate in these meetings. Topics discussed in these meetings generally focus on business and financial updates and include the steps we have taken to strengthen corporate governance, improve compensation practices and remediate material weaknesses. We value the time and input given to us by these stockholders and actively consider stockholder feedback in shaping our practices.

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Remediation of material weaknesses.

Material weaknesses in our internal control over financial reporting and our ability to continue as a going concern have historically impacted the level of stockholder support received by our directors, particularly the chair of our Audit Committee. During the year ended December 31, 2023, as disclosed in our 2023 Annual Report, our management, with oversight from our Audit Committee, continued to implement the following remediation steps to address and mitigate the underlying deficiencies which gave rise to the previously disclosed material weaknesses and to improve our internal control over financial reporting:

•

engaged internal control consultants to assist us in performing a financial reporting risk assessment as well as identifying and designing our system of internal controls necessary to mitigate the risks identified;

•	prepared written documentation of our internal control policies and procedures;

•	increased personnel resources and technical accounting expertise within the accounting function to replace our outside service providers; and

•

until we have sufficient technical accounting resources, we have engaged external consultants to provide support and to assist us in our evaluation of more complex applications of the generally accepted accounting principles in the United States.

During 2024, we intend to take additional measures to strengthen certain processes we have identified which we believe once implemented in conjunction with the completed actions above will mitigate and remedy the previously disclosed material weaknesses.

With respect to our ability to continue as a going concern, our ability to do so is dependent upon our successful transition to commercialization as well as continued capital contributions and financing.

Compensation Practices. Commencing in 2022 and continuing to date, following feedback received in our stockholder engagement program, we modified our compensation scheme for certain key executives to tie the achievement of certain share price performance targets to the vesting of their equity awards. This modification is in addition to the short- and long-term incentives tied to corporate goals which was first introduced in 2021.

Governance Practices. During 2023, we reviewed and further strengthened our insider trading policy to, among other things, include additional requirements with respect to Rule 10b5-1 trading plans to address recent regulations as well as to prohibit certain transactions in our equity securities including hedging the value of our equity securities, and trading in any interest or position relating to the future price of our equity securities, including short sales, put or call options or other derivatives securities. We have also reviewed, updated and published our Committee charters.

Succession Planning. During late 2022 and early 2023, our Nominations and Governance Committee oversaw the development of a succession plan for our senior management, including our Chief Executive Officer. The Nominations and Governance Committee regularly reviews these succession plans, including plans for emergency scenarios.

Code of Ethics

We have adopted a Code of Ethics that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. A copy of our Code of Ethics is available on our Company website at https://ir.volition.com/governance-documents. Amendments to our Code of Ethics that apply to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions, if any, will be posted on our website at https://ir.volition.com/governance-documents. We will disclose any waivers of provisions of our Code of Ethics that apply to such persons by disclosing such information on a Current Report on Form 8-K.

Employee, Director and Officer Hedging

Our insider trading policy prohibits all of our employees, including our named executive officers, and our directors from engaging in transactions that hedge or offset, or are designed to hedge or offset, decreases in the market value of our equity securities, including, but not limited to, prepaid variable forward contracts, equity swaps, collars and exchange funds.

Transactions with Related Persons

We provide indemnification to our directors and officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Under our Restated Bylaws and Restated Certificate, we are required to indemnify our directors and officers to the extent permitted by Delaware law. Additionally, as part of the engagement letters and/or Independent Director Agreements with each of our directors and/or executive officers, certain indemnification provisions may require us, among other things, to indemnify our directors and executive officers for expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of his or her service as one of our directors or officers.

Other than the foregoing, we are not aware of any transaction to which we are a party that has occurred during the past two fiscal years, or in any currently proposed transaction, involving our directors, nominees for directors, executive officers, or any person who owned of record or was known to own beneficially more than 5% of our outstanding shares of common stock, or any associate or affiliate of such persons or companies, where such person or entity has any material interest, direct or indirect, in such transaction and that requires disclosure under Item 404(a) of Regulation S-K.

Policy on the Review, Approval or Ratification of Transactions with Related Persons

The Company has not adopted a separate written policy for the approval or ratification of all transactions with related persons that are required to be reported under Item 404(a) of Regulation S-K. Rather, pursuant to its charter, and unless otherwise provided by the board of directors, the Audit Committee reviews the material facts of all such transactions and either ratifies, approves or disapproves of the Company’s entry into the transaction.

No director is allowed to participate in the approval of a transaction for which he or she is a related person, and directors must provide all material information concerning such transactions to the Audit Committee.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our board of directors is responsible for assisting our board of directors in fulfilling its oversight responsibilities regarding the Company’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. The Audit Committee operates pursuant to a written charter, a copy of which is posted on our website at https://ir.volition.com/committee-charters. The Audit Committee met five times and acted by written consent eight times during the fiscal year ended December 31, 2023. All members of the Audit Committee are non-employee directors and satisfy the current NYSE American Company Guide and SEC requirements with respect to independence, financial literacy and experience.

Management of the Company has the primary responsibility for the Company’s consolidated financial statements as well as the Company’s financial reporting process, accounting principles and internal controls. Sadler, Gibb & Associates, LLC, the independent registered public accounting firm for the Company in 2023, is responsible for performing an audit of the Company’s consolidated financial statements, and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2023, with the Company’s management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB (Rule 3526) regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on the foregoing, the Audit Committee has recommended to our board of directors the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Guy Innes, Chair
Dr. Phillip Barnes
Dr. Alan Colman
Dr. Edward Futcher

The foregoing Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the principal positions of the named executive officers of the Company and the compensation awarded to, earned by or paid to such persons for all services rendered in all capacities to the Company and its subsidiaries, for the fiscal years ended December 31, 2023, and 2022.

Name and Principal Position	Year Ended December 31,	Salary ($)	Bonus ($)	Fees ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Cameron Reynolds(3)	2023	391,011	39,495	115,219(4)(5)	174,202	26,297	26,709		772,933
President and Chief Executive Officer	2022	—	—	509,824(4)(5)	124,782	97,165	28,840	(4)	760,611
Dr. Gaetan Michel(6)	2023	394,689	58,940	35,436(7)(8)	125,406	24,253	29,084		667,808
Chief Operating Officer	2022	331,201	54,734	31,981(7)(8)	100,157	80,397	27,143		625,613
Dr. Salvatore Thomas Butera (9)	2023	332,753	128,600	—	127,474	15,062	15,900		619,789
Chief Executive Officer, Volition Vet	2022	297,667	100,000	—	206,305	55,653	16,467		676,092

(1)	Amounts listed include the value of granted performance-based restricted stock units not yet deemed earned.

(2)

All option and warrant award amounts have been calculated based upon the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Information regarding assumptions made in valuing the option and warrant awards can be found in Note 8 of the “Notes to the Consolidated Financial Statements” included in Item 8 of the Company’s 2023 Annual Report. The amounts disclosed do not necessarily reflect the dollar amounts of compensation actually realized, or that may be realized, by our named executive officers with respect to the options and warrants.

(3)

Mr. Reynolds’ salary for the year ended December 31, 2023, was determined pursuant to the Reynolds Employment Agreement (for the period and as described in the section entitled Employment and Consulting Agreements). The amount disclosed under Bonus reflects one month’s salary paid to Mr. Reynolds as a bonus for the year ended December 31, 2023, payable upon the achievement of certain specified corporate goals. On October 4, 2022, Mr. Reynolds was granted a restricted stock unit award for 89,000 shares of common stock of VolitionRx under the 2015 Stock Incentive Plan, as amended, or the 2015 Plan, vesting, subject to the achievement of certain corporate goals and Mr. Reynolds’ continued service, over 3-years in three equal installments at 12 months, at 24 months, and at 36 months from the date of grant. On October 4, 2022, Mr. Reynolds was also granted a restricted stock unit award for 200,000 shares of common stock of VolitionRx under the 2015 Plan, vesting upon the achievement of a closing stock price target above $5.00 per share of the Company’s common stock for a minimum of ten consecutive trading days prior to October 4, 2025, and also subject to time-based vesting in a single installment six months after the timely achievement of the closing stock price target, if at all. On September 28, 2023, Mr. Reynolds was granted a restricted stock unit award for 118,000 shares of common stock of VolitionRx under the 2015 Plan, vesting, subject to the achievement of certain corporate goals and Mr. Reynolds’ continued service, over 3-years in three equal installments at 12 months, at 24 months, and at 36 months from the date of grant. On October 19, 2023, Mr. Reynolds was also granted a restricted stock unit award for 200,000 shares of common stock of VolitionRx under the 2015 Plan, vesting upon the achievement of a closing stock price target above $5.00 per share of the Company’s common stock for a minimum of thirty consecutive trading days prior to October 19, 2026, and also subject to time-based vesting in a single installment six months after the timely achievement of the closing stock price target, if at all. The amounts disclosed under All Other Compensation consist of (i) reimbursement of $13,794 by Singapore Volition for the premiums of a health insurance policy for Mr. Reynolds and his dependents, plus $12,915 paid by Singapore Volition towards Mr. Reynolds’ personal pension scheme during the year ended December 31, 2023, and (ii) $19,125 in relocation expenses plus reimbursement of $9,715 by Singapore Volition for the premiums of a health insurance policy for Mr. Reynolds and his dependents, during the year ended December 31, 2022.

(4)	These amounts were paid in Singapore Dollars at an average exchange rate of $0.74 USD to $1 SGD and of $0.73 USD to $1 SGD for the years ended December 31, 2023 and 2022, respectively.

(5)

This amount was paid to PB Commodities Pte. Ltd., or PB Commodities, for the provision of the services of Mr. Reynolds as Group Chief Executive Officer, pursuant to the Reynolds Consulting Agreement (for the period and as described in the section entitled Employment and Consulting Agreements). The amount disclosed under Fees includes a bonus, paid to PB Commodities upon the achievement of certain specified corporate goals, equal to (i) one month’s fees payable under the Reynolds Consulting Agreement for the year ended December 31, 2023, and (ii) two months’ fees payable under the Reynolds Consulting Agreement for the year ended December 31, 2022.

(6)

Dr. Michel’s salary for the year ended December 31, 2023 and 2022, was determined pursuant to the Michel Employment Agreement (as described in the section entitled Employment and Consulting Agreements). The amount disclosed under Bonus reflects two months’ salary paid to Dr. Michel as a bonus, upon the achievement of certain specified corporate goals, for each of the years ended December 31, 2023 and 2022, respectively. On October 4, 2022, Dr. Michel was granted a restricted stock unit award for 74,000 shares of common stock of VolitionRx under the 2015 Plan, vesting, subject to the achievement of certain corporate goals and Dr. Michel’s continued service, over 3-years in three equal installments at 12 months, at 24 months, and at 36 months from the date of grant. On October 4, 2022, Dr. Michel was also granted a restricted stock unit award for 100,000 shares of common stock of VolitionRx under the 2015 Plan, vesting upon the achievement of a closing stock price target above $5.00 per share of the Company’s common stock for a minimum of ten consecutive trading days prior to October 4, 2025, and also subject to time-based vesting in a single installment six months after the timely achievement of the closing stock price target, if at all. On September 28, 2023, Dr. Michel was granted a restricted stock unit award for 101,000 shares of common stock of VolitionRx under the 2015 Plan, vesting, subject to the achievement of certain corporate goals and Dr. Michel’s continued service, over 3-years in three equal installments at 12 months, at 24 months, and at 36 months from the date of grant. On October 19, 2023, Dr. Michel was also granted a restricted stock unit award for 100,000 shares of common stock of VolitionRx under the 2015 Plan, vesting upon the achievement of A closing stock price target above $5.00 per share of the Company’s common stock for a minimum of thirty consecutive trading days prior to October 19, 2026, and also subject to time-based vesting in a single installment six months after the timely achievement of the closing stock price target, if at all. The amounts disclosed under All Other Compensation consist of (i) $19,184 paid by Volition America for the premiums of a health insurance policy for Dr. Michel and his dependents, plus $9,900 in contributions made by Volition America to Dr. Michel’s 401(k) pension plan during the year ended December 31, 2023, and (ii) $17,993 paid by Volition America for the premiums of a health insurance policy for Dr. Michel and his dependents, plus $9,150 in contributions made by Volition America to Dr. Michel’s 401(k) pension plan during the year ended December 31, 2022.

(7)	These amounts were paid in Euros at an average exchange rate of $1.08 USD to €1 and of $1.05 USD to €1 for the years ended December 31, 2023 and 2022, respectively.

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(8)

This amount was paid to 3F Management SPRL, or 3F Management, for the provision of the services of Dr. Michel as Chief Executive Officer of Volition Global Services, pursuant to the Michel Consulting Agreement (as described in the section entitled Employment and Consulting Agreements). The amount disclosed under Fees includes a bonus, paid to 3F Management upon the achievement of certain specified corporate goals, equal to two months’ fees payable under the Michel Consulting Agreement for each of the years ended December 31, 2023 and 2022, respectively.

(9)

Dr. Butera’s salary for the years ended December 31, 2023 and 2022, was determined pursuant to the Butera Employment Agreement (as described in the section entitled Employment and Consulting Agreements). The amount disclosed under Bonus reflects an annual cash bonus of up to 40% of his base salary. On October 4, 2022, Dr. Butera was granted a restricted stock unit award for 64,000 shares of common stock of VolitionRx under the 2015 Plan, vesting, subject to the achievement of certain corporate goals and Dr. Butera’s continued service, over 3-years in three equal installments at 12 months, at 24 months, and at 36 months from the date of grant. On September 28, 2023, Dr. Butera was granted a restricted stock unit award for 85,000 shares of common stock of VolitionRx under the 2015 Plan, vesting, subject to the achievement of certain corporate goals and Dr. Butera’s continued service, over 3-years in three equal installments at 12 months, at 24 months, and at 36 months from the date of grant. The amounts disclosed under All Other Compensation consist of (i) $6,000 paid by Volition Vet for the premiums of a health insurance policy for Dr. Butera and his dependents, plus $9,900 in contributions made by Volition Vet to Dr. Butera’s 401(k) pension plan during the year ended December 31, 2023, and (ii) $7,317 paid by Volition Vet for the premiums of a health insurance policy for Dr. Butera and his dependents, plus $9,150 in contributions made by Volition Vet to Dr. Butera’s 401(k) pension plan during the year ended December 31, 2022.

Employment and Consulting Agreements

Cameron Reynolds

Effective December 1, 2020, Singapore Volition and PB Commodities, a Singapore corporation, entered into a Consulting Services Agreement, or the Reynolds Consulting Agreement. Pursuant to the terms of the Reynolds Consulting Agreement, Singapore Volition will make available the services of Mr. Reynolds, as Group Chief Executive Officer, to VolitionRx and its subsidiaries, pursuant to the services agreements entered into by and between Singapore Volition and VolitionRx or its subsidiaries. The term of the Reynolds Consulting Agreement is perpetual until terminated upon six months’ prior notice. The agreement includes a six-month non-compete following termination of the agreement. PB Commodities received a monthly fee of $50,994 SGD (increased from $48,450 SGD on May 1, 2022) in exchange for the services provided by Mr. Reynolds, subject to annual review and adjustment. Effective March 1, 2023, Mr. Reynolds entered into an Employment Agreement with Singapore Volition, or the Reynolds Employment Agreement, which superseded and replaced the Reynolds Consulting Agreement. Pursuant to the terms of the Reynolds Employment Agreement, Mr. Reynolds shall serve as Group Chief Executive Officer of Singapore Volition. Singapore Volition will also make available the services of Mr. Reynolds, as Group Chief Executive Officer, to VolitionRx and its other subsidiaries, pursuant to services agreements entered into by and between Singapore Volition and VolitionRx or its subsidiaries. In exchange for his services, Mr. Reynolds shall receive, among other things (i) $39,495 per month (increased from $37,525 on May 1, 2023) from Singapore Volition (subject to annual review and adjustment), (ii) payment of up to $1,500 per month towards the premiums of a health insurance policy for Mr. Reynolds and his dependents, (iii) payment of 3% of the aggregate of Mr. Reynolds’ salary and any cash bonus awards towards Mr. Reynolds’ personal pension scheme and (iv) a lump sum severance payment if terminated by Singapore Volition without cause (as per the agreement) equal to the salary that he would have received between the date of termination and the completion of a six-month notice period. The foregoing description of each of the Reynolds Consulting Agreement and the Reynolds Employment Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 21, 2020, and Exhibit 10.27 to the Company’s Annual Report on Form 10-K filed with the SEC on March 15, 2023.

Dr. Gaetan Michel

On September 15, 2021, Dr. Michel entered into an Employment Agreement with Volition America, or the Michel Employment Agreement. Pursuant to the terms of the Michel Employment Agreement, Dr. Michel shall serve as Chief Operating Officer of Volition America. Volition America will also make available the services of Dr. Michel, as Chief Operating Officer, to VolitionRx and its other subsidiaries, pursuant to services agreements entered into by and between Volition America and VolitionRx or its subsidiaries. In exchange for his services, Dr. Michel shall receive (i) $30,873 per month (increased from $28,067 on May 1, 2023 and subject to annual review and adjustment), and (ii) a lump sum severance payment if terminated by Volition America without cause (as per the agreement) equal to the salary that he would have received between the date of termination and the completion of a three-month notice period. On September 15, 2021, Volition Global Services and 3F Management entered into a Consulting Services Agreement, or the Michel Consulting Agreement. Pursuant to the terms of the Michel Consulting Agreement, 3F Management will make available the services of Dr. Michel as Chief Executive Officer of Volition Global Services. 3F Management receives a monthly fee of €2,430 (increased from €2,210 on May 1, 2023) in exchange for the services provided by Dr. Michel, subject to annual review and adjustment. The foregoing description of each of the Michel Employment Agreement, and the Michel Consulting Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2021, and Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2021.

Dr. Salvatore Thomas Butera

Effective May 1, 2021, Dr. Butera entered into an Employment Agreement with Volition Vet, or the Butera Employment Agreement. Pursuant to the terms of the Butera Employment Agreement, Dr. Butera shall serve as Chief Executive Officer of Volition Vet. In exchange for his services, Dr. Butera shall receive (i) $28,198 per month (increased from $26,792 on May 1, 2023 and subject to annual review and adjustment), (ii) an annual cash bonus of up to 40% of his base salary unless raised by the VolitionRx Board of Directors, its Compensation Committee or the Company’s Board of Managers, as applicable, and (iii) a lump sum severance payment if terminated by Volition Vet without cause (as per the agreement) equal to the salary that he would have received between the date of termination and the completion of a two-month notice period. The foregoing description of the Butera Employment Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 11, 2021.

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Role of Executive Officers with Compensation Decisions

To determine the compensation of our executive officers, including our named executive officers other than our Chief Executive Officer, the Compensation Committee considers recommendations of our Chief Executive Officer. The Compensation Committee then takes the recommendations of the Chief Executive Officer and makes a determination on the amount of any cash or equity incentive awards payable to the other executive officers. The other executive officers and other senior management personnel also are generally not present at meetings of the Compensation Committee and do not participate in its discussions regarding executive compensation decisions.

While our Chief Executive Officer discusses his compensation recommendations with the Compensation Committee for other executive officers, he does not participate in any Compensation Committee deliberation or determination with respect to his own compensation. The determination of the amount of compensation paid to the Chief Executive Officer is made by the Compensation Committee and subject to the terms of his employment agreement.

With respect to compensation of non-employee directors, the Compensation Committee considers the recommendations of our Chief Executive Officer and makes a determination on the amount of compensation, including equity awards, to such directors subject to the terms of their independent director agreements.

Compensation Consultant

No compensation consultant was used or hired during the fiscal year ended December 31, 2023.

Outstanding Equity Awards Tables

The following table summarizes the outstanding restricted stock unit awards for our named executive officers as of the fiscal year ended December 31, 2023.

	Equity Incentive Plan Awards: Restricted Stock Units
Name	Grant Date	Number of Shares units or other rights unvested	Market Value of Shares, units or other rights unvested(1)
Cameron Reynolds	October 4, 2022(2)	59,333	$42,542
	October 4, 2022(3)	200,000	$143,400
	September 28, 2023(4)	118,000	$84,606
	October 19, 2023(5)	200,000	$143,400
Dr. Gaetan Michel	October 4, 2022(6)	49,333	$35,372
	October 4, 2022(7)	100,000	$71,700
	September 28, 2023(8)	101,000	$72,417
	October 19, 2023(9)	100,000	$71,700
Dr. Salvatore Thomas Butera	May 1, 2021(10)	50,000	$35,850
	October 4, 2022(11)	42,666	$30,592
	September 28, 2023(12)	85,000	$60,945

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(1)

The market value of unvested restricted stock unit awards as of December 31, 2023, is calculated by multiplying the number of shares subject to such awards by the closing price of our common stock on December 29, 2023, the last trading day of the year, which was $0.717 per share.

(2)

These restricted stock units were awarded on October 4, 2022, subject to vesting upon achievement of certain corporate performance goals on or prior to December 31, 2022, and June 30, 2023, and also subject to time-based vesting. The performance goals were deemed met on October 13, 2022, January 12, 2023 and July 5, 2023, resulting in an aggregate of 100% of the rights to the referenced restricted stock units vesting. Upon meeting the performance goals, 29,667 of the restricted stock units vested on October 4, 2023. The balance of 59,333 restricted stock units shall vest in two installments of 29,667 and 29,666 units on each of October 4, 2024 and 2025. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(3)

These restricted stock units were awarded on October 4, 2022, subject to vesting upon achievement of a closing stock price target above $5.00 per share of the Company’s common stock for a minimum of ten consecutive trading days prior to October 4, 2025. Upon meeting the closing stock price target, if at all, the restricted stock units shall vest in a single installment six months after the timely achievement of the closing stock price target. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(4)

These restricted stock units were awarded on September 28, 2023 subject to vesting upon achievement of certain corporate performance goals on or prior to December 31, 2023 and June 30, 2024, and also subject to time-based vesting. On January 24, 2024 certain of the performance goals were deemed to have been timely met resulting in vesting of rights with respect to 50,150 restricted stock units. Upon meeting the performance goals, the restricted stock units are further subject to a 3-year time-based vesting schedule, vesting in three installments of approximately one-third on each of September 28, 2024, 2025 and 2026, respectively. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(5)

These restricted stock units were awarded on October 19, 2023, subject to vesting upon achievement of a closing stock price target above $5.00 per share of the Company’s common stock for a minimum of thirty consecutive trading days prior to October 19, 2026. Upon meeting the closing stock price target, if at all, the restricted stock units shall vest in a single installment six months after the timely achievement of the closing stock price target. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(6)

These restricted stock units were awarded on October 4, 2022, subject to vesting upon achievement of certain corporate performance goals on or prior to December 31, 2022 and June 30, 2023, and also subject to time-based vesting. The performance goals were deemed met on October 13, 2022, January 12, 2023 and July 5, 2023, resulting in an aggregate of 100% of the rights to the referenced restricted stock units vesting. Upon meeting the performance goals, 24,667 of the restricted stock units vested on October 4, 2023. The balance of 49,333 restricted stock units shall vest in two installments of 24,667 and 24,666 units on each of October 4, 2024 and 2025. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(7)

These restricted stock units were awarded on October 4, 2022, subject to vesting upon achievement of a closing stock price target above $5.00 per share of the Company’s common stock for a minimum of ten consecutive trading days prior to October 4, 2025. Upon meeting the closing stock price target, if at all, the restricted stock units shall vest in a single installment six months after the timely achievement of the closing stock price target. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(8)

These restricted stock units were awarded on September 28, 2023 subject to vesting upon achievement of certain corporate performance goals on or prior to December 31, 2023 and June 30, 2024, and also subject to time-based vesting. On January 24, 2024, certain of the December 2023 performance goals were deemed to have been timely met, resulting in the vesting of rights with respect to 42,925 restricted stock units. Upon meeting the performance goals, the restricted stock units are further subject to a 3-year time-based vesting schedule, vesting in three installments of approximately one-third on each of September 28, 2024, 2025 and 2026, respectively. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(9)

These restricted stock units were awarded on October 19, 2023, subject to vesting upon achievement of a closing stock price target above $5.00 per share of the Company’s common stock for a minimum of thirty consecutive trading days prior to October 19, 2026. Upon meeting the closing stock price target, if at all, the restricted stock units shall vest in a single installment six months after the timely achievement of the closing stock price target. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(10)

These restricted stock units were awarded on May 1, 2021, subject to a 3-year time-based vesting schedule, vesting in three installments of approximately 50,000 restricted stock units on each of May 1, 2022, 2023 and 2024, respectively. 50,000 of the restricted stock units vested on each of May 1, 2022 and 2023, respectively. The balance of 50,000 restricted stock units shall vest on May 1, 2024. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(11)

These restricted stock units were awarded on October 4, 2022, subject to vesting upon achievement of certain corporate performance goals on or prior to December 31, 2022 and June 30, 2023, and also subject to time-based vesting. The performance goals were deemed met on October 13, 2022, January 12, 2023 and July 5, 2023, resulting in an aggregate of 100% of the rights to the referenced restricted stock units vesting. Upon meeting the performance goals, 21,334 of the restricted stock units vested on October 4, 2023. The balance of 42,666 restricted stock units shall vest in two equal installments on each of October 4, 2024 and 2025. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(12)

These restricted stock units were awarded on September 28, 2023 subject to vesting upon achievement of certain corporate performance goals on or prior to December 31, 2023 and June 30, 2024, and also subject to time-based vesting. On January 24, 2024 certain of the December 2023 performance goals were deemed to have been timely met, resulting in the vesting of rights with respect to 36,125 restricted stock units. Upon meeting the performance goals, the restricted stock units are further subject to a 3-year time-based vesting schedule, vesting in three installments of approximately one-third on each of September 28, 2024, 2025 and 2026, respectively. Upon vesting and settlement, the holder will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

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The following table sets forth the outstanding stock option awards for our named executive officers as of the fiscal year ended December 31, 2023.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date
Cameron Reynolds	July 23, 2015(1)	55,000	$4.00	July 23, 2025
	April 15, 2016(2)	125,000	$4.00	April 15, 2026
	March 30, 2017(3)	100,000	$5.00	March 30, 2027
	January 23, 2018(4)	75,000	$4.00	January 23, 2028
	February 11, 2019(5)	50,000	$3.25	February 11, 2025
	April 13, 2020(6)	85,000	$3.60	April 13, 2030
	August 3, 2021(7)	91,486	$3.40	August 3, 2031
Dr. Gaetan Michel	July 23, 2015(8)	2,000	$4.00	July 23, 2025
	October 4, 2021(9)	73,360	$3.40	October 4, 2031
Dr. Salvatore Thomas Butera	August 3, 2021(10)	52,400	$3.40	August 3, 2031

(1)

On July 23, 2015, Mr. Reynolds was granted an option to purchase 55,000 shares of common stock of VolitionRx under the 2011 Equity Incentive Plan, or the 2011 Plan, vesting in full on the six-month anniversary of the date of grant. In December 2018, the board of directors amended the terms of the option to extend the expiration date of the vested installment from four years from the vesting date to five years and six months from the vesting date, or July 23, 2021. In July 2021, the board of directors further amended the terms of the option to extend the expiration date of the vested installment from six years to ten years from grant (or July 23, 2025).

(2)

On April 15, 2016, Mr. Reynolds was granted an option to purchase 125,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the 12-month anniversary of the date of grant. In November 2021, the Compensation Committee amended the terms of the option to extend the expiration date of the vested installment from six years to ten years from grant (or April 15, 2026).

(3)

On March 30, 2017, Mr. Reynolds was granted an option to purchase 100,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the 12-month anniversary of the date of grant. In November 2021, the Compensation Committee amended the terms of the option to extend the expiration date of the vested installment from six years to ten years from grant (or March 30, 2027).

(4)

On January 23, 2018, Mr. Reynolds was granted an option to purchase 75,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the 12-month anniversary of the date of grant. In November 2021, the Compensation Committee amended the terms of the option to extend the expiration date of the vested installment from six years to ten years from grant (or January 23, 2028).

(5)

On February 11, 2019, Mr. Reynolds was granted an option to purchase 50,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the 12-month anniversary of the date of grant. This option expires six years from the date of grant (or February 11, 2025).

(6)

On April 13, 2020, Mr. Reynolds was granted an option to purchase 85,000 shares of common stock of VolitionRx under the 2015 Plan, vesting in full on the 12-month anniversary of the date of grant. In December 2021, the Compensation Committee amended the terms of the option to extend the expiration date of the vested installment from six years to ten years from grant (or April 13, 2030).

(7)

On August 3, 2021, Mr. Reynolds was granted an option to purchase 91,486 shares of common stock of VolitionRx under the 2015 Plan, vesting upon achievement of certain corporate performance goals on or prior to July 1, 2022, and also subject to a 2-year time-based vesting schedule, vesting in two installments at 12 months and at 24 months from the date of grant. The performance goals were deemed met on April 7, 2022, and June 23, 2022 respectively, resulting in the rights to the referenced options vesting. Upon meeting the performance goals, 50% of the options vested on August 3, 2022, and August 3, 2023, respectively.

(8)

On July 23, 2015, Dr. Michel was granted an option to purchase 2,000 shares of common stock of VolitionRx under the 2011 Plan, vesting in full on the six-month anniversary of the date of grant. In December 2018, the board of directors amended the terms of the option to extend the expiration date of the vested installment from four years from the vesting date to five years and six months from the vesting date, or July 23, 2021. In July 2021, the board of directors further amended the terms of the option to extend the expiration date of the vested installment from six years to ten years from grant (or July 23, 2025).

(9)

On October 4, 2021, Dr. Michel was granted an option to purchase 73,360 shares of common stock of VolitionRx under the 2015 Plan, vesting upon achievement of certain corporate performance goals on or prior to July 1, 2022, and also subject to a 2-year time-based vesting schedule, vesting in two installments at 12 months and at 24 months from the date of grant. The performance goals were deemed met on April 7, 2022, and June 23, 2022 respectively, resulting in the rights to the referenced options vesting. Upon meeting the performance goals, 50% of the options vested on October 4, 2022, and October 4, 2023, respectively.

(10)

On August 3, 2021, Dr. Butera was granted an option to purchase 52,400 shares of common stock of VolitionRx under the 2015 Plan, vesting upon achievement of certain corporate performance goals on or prior to July 1, 2022, and also subject to a 2-year time-based vesting schedule, vesting in two installments at 12 months and at 24 months from the date of grant. The performance goals were deemed met on April 7, 2022, and June 23, 2022 respectively, resulting in the rights to the referenced options vesting. Upon meeting the performance goals, 50% of the options vested on August 3, 2022, and August 3, 2023, respectively.

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Long-Term Incentive Plans

Since July 1, 2021, we have offered to our eligible U.S.-based salaried employees, including our U.S.-based named executive officers, a customary, tax-qualified defined contribution retirement (401(k)) plan. For 2022, we provided a company match on employee contributions of 100% on the first 3% of an employee’s pay, which we believe to be in line with prevailing practices for major U.S. corporations.

Volition Diagnostics operates a Group Personal Pension Plan, or the Pension Plan, and makes defined monthly contributions into a separate fund on behalf of its eligible United Kingdom employees, as required by the Pensions Act 2008 (UK). Certain of the Company’s executive officers who are based in the United Kingdom are eligible to participate in the Pension Plan. Volition Diagnostics contributes five percent of the gross salary paid to those of its eligible employees to the Pension Plan. Those eligible employees are also required to contribute to the Pension Plan. All risks associated with this type of plan are assumed by the employees. The Pension Plan was effective commencing April 6, 2017.

Other than the foregoing, there are no arrangements or plans in which VolitionRx or its direct or indirect subsidiaries provides pension, retirement or similar benefits for directors or executive officers.

Severance and Change-of-Control Benefits

In the event of a termination of employment under certain circumstances, the named executive officers are entitled to severance payments as detailed in the section of this Proxy Statement entitled Employment and Consulting Agreements.

Additionally, under certain circumstances involving a change of control, merger, sale of all or substantially all of our assets or other similar corporate transaction, where the successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, then the vesting of unvested awards will accelerate pursuant to the terms of the 2015 Plan.

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Pay Versus Performance

Pursuant to Item 402(v) of Regulation S-K of the Exchange Act, the following table sets forth information about the relationship between the compensation actually paid to our principal executive officer, or PEO, and non-PEO named executive officers, or Non-PEO NEOs, and certain performance metrics of the Company. For further information regarding executive compensation for our named executive officers, refer to the section entitled Compensation of Named Executive Officers of this Proxy Statement.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return(4)	Net Income (Loss)(5)
2023	$772,933	$607,275	$643,798	$392,529	$18.43	$(35,677,074)
2022	$760,611	$760,273	$569,418	$355,603	$62.47	$(30,598,469)
2021	$981,920	$864,242	$705,162	$599,835	$80.72	$(26,989,781)

(1)	Cameron Reynolds, our Chief Executive Officer, was our PEO for each year reported.

(2)

The dollar amounts reflected in this column represent the compensation actually paid to the PEO and the non-PEO NEOs, respectively, computed in accordance with Item 402(v) of Regulation S-K. The following table reflects the adjustments made to determine the compensation actually paid (for the Non-PEO NEOs, all amounts are averages):

Year	Executives	Summary Compensation Table Total	Deduct Stock Awards Granted in Covered Year	Deduct Option Awards Granted in Covered Year	Deduct Option Extension Expense*	Add Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in Covered Year	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Change in Vesting Date Fair Value of Equity Awards Granted in Prior Years Which Vested in Covered Year	Compensation Actually Paid
2023	PEO	$772,933	$(174,202)	$(26,297)	—	$219,606	$(78,358)	$(106,407)	$607,275
	Non-PEO NEOs	$643,798	$(126,439)	$(19,658)	—	$134,475	$(118,197)	$(121,450)	$392,529
2022	PEO	$760,611	$(124,782)	$(97,165)	—	$354,272	$(50,101)	$(82,562)	$760,273
	Non-PEO NEOs	$569,418	$(107,241)	$(70,281)	—	$225,375	$(124,866)	$(137,162)	$355,603
2021	PEO	$981,920	$(50,870)	$(97,507)	$(365,277)	$443,151	—	$(47,175)	$864,242
	Non-PEO NEOs	$705,162	$(238,279)	$(47,945)	$(167,549)	$431,000	—	$(83,154)	$599,835

*

The dollar amounts reflected in this column represent deemed compensation, during the year ended December 31, 2021, relating to the extension of the terms of certain options to purchase shares of common stock of VolitionRx, granted to our PEO and our Non-PEO NEOs between July 23, 2015, and April 13, 2020, from six years from grant to ten years from grant (which amount does not necessarily reflect the dollar amount of compensation actually realized, or that may be realized, with respect to such options).

(3)	The Non-PEO NEOs for each year reported were as follows: • 2023: Salvatore Thomas Butera and Dr. Gaetan Michel • 2022: Terig Hughes and Dr. Gaetan Michel • 2021: Terig Hughes and Dr. Jacob Micallef
(4)	The total stockholder return, or TSR, is determined based on the value of an initial fixed investment of $100 on December 31, 2020.

(5)

The Net Income (Loss) as reported for 2023 and 2022 in our 2023 Annual Report and as reported for 2021 in our Annual Report on Form 10-K for the year ended December 31, 2021, or our 2021 Annual Report.

Relationship Between Compensation Actually Paid and Cumulative Total Stockholder Return

As shown in the graph below, the compensation actually paid to our PEO, Mr. Reynolds, and the average amount of compensation actually paid to our Non-PEO NEOs during the covered fiscal years are negatively correlated with each other. While we utilize several performance measures to align executive compensation with our performance, they tend not to be financial performance measures, such as TSR. For example, part of the compensation our PEO and Non-PEO NEOs are eligible to receive consists of annual discretionary performance-based cash bonuses as well as restricted stock units with performance-based vesting, which are designed to incentivize our executives to achieve defined annual corporate goals and reward them for achievement of these goals.  Additionally, we believe stock options, which are an integral part of our executive compensation program, are related to company performance, although not directly tied to TSR, because they provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period. These stock option and performance-based restricted stock unit awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

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Compensation actually paid reflects the exclusions and inclusions to the Summary Compensation Table total for the PEO and the Non-PEO NEOs. The amounts excluded from the Summary Compensation Table total include the stock awards and option awards reported in the Summary Compensation Table for the covered years, as well as deemed compensation resulting from the extension of the terms of certain outstanding options from six years to ten years that occurred in 2021. The amounts added to the Summary Compensation Table total include: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year, which was not applicable for each of the covered years presented; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. The fair value at the end of the prior year of awards granted in any prior year that failed to meet applicable vesting conditions during the covered year are subtracted. Equity values are calculated in accordance with ASC Topic 718.

The graph below compares the compensation actually paid to our PEO, the average of the compensation actually paid to our Non-PEO NEOs, and the cumulative TSR. The TSR amounts in the graph assume that $100 was invested on December 31, 2020, and that all distributions or dividends, if any, were reinvested on a quarterly basis.

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Relationship Between Compensation Actually Paid and Net Income (Loss)

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our Non-PEO NEOs with our net income (loss) as reported in our 2023 Annual Report and our 2021 Annual Report.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Our board of directors currently consists of eight annually elected directors and has no vacancies. Two of our current directors, Dr. Martin Faulkes and Dr. Edward Futcher, will not be standing for re-election at the Annual Meeting. Accordingly, our board of directors approved a reduction in the size of the board to six members, effective immediately prior to the Annual Meeting. Acting upon the recommendation of our Nominations and Governance Committee, the full board of directors nominated the persons set forth in the table below for election to our board of directors at the Annual Meeting. Each elected director will hold office until the next annual meeting of stockholders, and until each such director’s successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

Each of the nominees has consented to serve if elected. However, in the event that any nominee is unable or declines to serve as a director (which is not anticipated), the proxy holders will vote for such substitute nominee as recommended by the board of directors. See the Compensation of Directors Table below for information relating to compensatory agreements for the director nominees.

Except as disclosed in the notes to the Compensation of Directors Table, there are no arrangements or understandings between any director and any other person pursuant to which any director was nominated as a director.

Proxies

Proxies received in response to this solicitation will be voted “FOR” the election of each of the director nominees named below unless otherwise specified in the proxy.

Vote Required

Directors are elected by the vote of a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter, meaning the nominees receiving the highest number of votes “FOR” them will be elected to the board of directors. A properly executed proxy marked “WITHHOLD ALL” or “FOR ALL EXCEPT” with respect to the election of directors will not be voted with respect to the director or directors indicated. The election of directors is a non-routine matter under applicable stock exchange rules. Withheld votes, abstentions and broker non-votes, if any, will have no effect in determining which directors are elected at the Annual Meeting.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES SET FORTH BELOW.

Director Nominees

Set forth below is information as to each nominee for director (ages are as of the Record Date).

Name of Nominee	Age	Director Since
Dr. Phillip Barnes	62	October 9, 2019
Dr. Alan Colman	75	October 6, 2011
Mickie Henshall	52	August 15, 2022
Guy Innes	67	October 6, 2011
Kim Nguyen	47	March 25, 2021
Cameron Reynolds	53	October 6, 2011

The business experience of each person listed above and his or her qualification to serve as a director is as follows:

DR. PHILLIP BARNES serves as a director. Dr. Barnes is currently retired. Between 2009 and 2016, he served on the Board of Directors of a number of United Kingdom National Health Service, or NHS, hospitals both as Chief Medical Officer and Chief Executive Officer. Dr. Barnes was also involved in a number of national and regional advisory groups for the NHS and pharmaceutical industry. Prior to his career as a physician executive, Dr. Barnes was Consultant Neurologist at King’s College Hospital, London between 1995 and 2009, and Hon. Senior Lecturer in Neurology at King’s College London between 1999 and 2009. He served as Clinical Director for Neurology, a managerial and administrative role, between 1995 and 1998, and from 1998 until 2008 was Chief of Service of the King’s Neurosciences Centre, the United Kingdom’s largest Regional Neuroscience Centre. Dr. Barnes received a B.Sc. in Basic Medical Sciences, a Ph.D. in Anatomy and Neuroendocrinology from the University of London and a clinical medical degree (B.M. B.Ch.) from the University of Oxford. Our board of directors believes that Dr. Barnes is qualified to serve as a director of the Company based on his extensive experience both as a clinician and Board member within the United Kingdom’s NHS and related academic institutions.

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DR. ALAN COLMAN serves as a director. Prior to completion of the transactions under the Share Exchange Agreement, Dr. Colman served as a Director of Singapore Volition from April 1, 2011 to December 15, 2015. Dr. Colman currently serves as chairman of the Scientific Advisory Board of Belgian Volition, a position he has held since April 5, 2011. Dr. Colman is currently an Associate at the Harvard University Department of Stem Cell and Regenerative Biology, and is also a director of Gaibian Associates Pte. Ltd., a consultancy company in Singapore. Until its acquisition by Vertex Pharmaceuticals, a biopharmaceuticals company, in October 2019, he served on the Scientific Advisory Board of Semma Therapeutics, Inc., a stem cell therapy company based in Cambridge, Massachusetts, a position he held since December 2014. From 2007 to 2013, Dr. Colman served as the Executive Director of the A*STAR Singapore Stem Cell Consortium, or A*STAR. Concurrently, Dr. Colman was Professor of Regenerative Medicine at king’s College, London, United Kingdom, from 2008 to 2009. Prior to joining the A*STAR, Dr. Colman was Chief Scientific Officer and then Chief Executive Officer for ES Cell International, a Singaporean human embryonic stem cell company, from 2002 to 2007. Dr. Colman was the research director at PPL Therapeutics in Edinburgh, United Kingdom., or PPL, from the late 1980s until 2002, where he was responsible for leading PPL’s research program strategy, also playing a role in PPL’s financing rounds, culminating in its listing on the London Stock Exchange in 1996. PPL attracted considerable media attention because of its participation in the technique of somatic nuclear transfer that led to the world’s first sheep cloned from an adult cell, Dolly, in 1996. Dr. Colman had a successful university career in the Universities of Oxford, Warwick, Birmingham, where he was Professor of Biochemistry, and London, as described above. Dr. Colman’s main current interest is the development of human disease models using induced pluripotent stem cells. Dr. Colman received a B.A., M.A. and Ph.D. from Oxford University. Dr. Colman has extensive experience in the molecular biology field where he has worked in the production of transgenic livestock, somatic nuclear transfer, and human disease models. Our board of directors believes that Dr. Colman is qualified to serve as a director of the Company and a member of the Scientific Advisory Board based on his extensive experience in biochemistry, stem cell research and pathology.

MICKIE HENSHALL serves as a director. Ms. Henshall currently serves as Chief Marketing Officer of REALM Idx, Inc. (formerly Konica Minolta Precision Medicine), the parent company of Ambry Genetics Corporation and Invicro, LLC, which is focused on pioneering developments in the field of integrated diagnostics by uniting genomics, imaging, radiology and pathology with advanced artificial intelligence to develop innovative healthcare solutions.  In her current role, which she has held since October 2020, Ms. Henshall has been responsible for the corporate name change and rebranding, restructuring the marketing organization, supporting the company’s commercial expansion and implementing formal product development processes.  Prior to joining REALM Idx, from April 2020 to October 2020, Ms. Henshall served as Chief Marketing Officer of Genomic Life, Inc., a health services company focused on expanding access to precision medicine.  She was responsible for corporate strategy and marketing of the company’s paid benefit program, Cancer Guardian, which provides genetic risk insights and comprehensive genomic profiling with support services for those diagnosed with cancer.  Prior to that, from 2017 to April 2020, Ms. Henshall was Vice President of Marketing at Agena Bioscience (now part of Mesa Laboratories, Inc. (NASDAQ: MLAB)), a molecular diagnostics company delivering instrument systems and assays for targeted analysis of genetic disease and variant profiling.  Ms. Henshall led Agena’s Corporate Marketing, Product Management, Scientific Affairs, Custom Assay Services, and the regional marketing teams in China, Australia, and Germany.  Between 2014 and 2017, Ms. Henshall served as Vice President of Marketing at Accriva Diagnostics, Inc., or Accriva, a hospital-focused, point-of-care cardiovascular diagnostics company, where she established a new marketing team, developed re-branding of Accriva’s point-of-care diagnostics products, generated a five-year portfolio roadmap and provided support in preparing Accriva for sale to Werfen Life.  From 2010 to 2014, Ms. Henshall was Vice President of Marketing at Biotix, Inc, a supplier of laboratory consumables, where she managed all aspects of global marketing initiatives, including corporate branding, channel marketing, public relations, and sales training.  From 2005 to 2010, Ms. Henshall had increasing levels of leadership roles at Illumina, Inc. (NASDAQ: ILMN), a global leader in genomic technologies, where she supported the company through many firsts, including developing its first diagnostic portfolio strategy, convening its first Diagnostic Advisory Board, onboarding its first diagnostics marketing team, and development and launch of its first FDA cleared system.  Ms. Henshall is a marketing executive with over 20 years’ experience in developing and implementing marketing and sales strategies for the IVD, clinical and life science markets.  Ms. Henshall holds a B.S. in Integrative Biology from the University of California, Berkeley. Our board of directors believes that Ms. Henshall is qualified to serve as a director of the Company based on her extensive marketing and commercial experience.

GUY INNES serves as a director. Prior to completion of the transactions under the Share Exchange Agreement, Mr. Innes served as a Director of Singapore Volition, a position he held from August 18, 2010 to December 15, 2015. Mr. Innes has served as a non-executive Director on the boards of mineral exploration companies such as Carbon Mining PLC and Magellan Copper & Gold PLC, both from 2007 to 2010, and on the board of ProBio Inc., a company that commercialized intellectual property in the animal biotechnology fields including transgenesis and cloning research from the University of Hawaii, from 2000 to 2006. Mr. Innes had a long career in banking and private equity, including advisory roles with Quartz Capital Partners Limited, or Quartz, a small London based investment bank specializing in new technology companies, from 1997 to 2000, where Mr. Innes served as Head of Corporate Finance and was responsible for managing the corporate finance department and leading the transactions undertaken by Quartz including initial public offerings, private placements and mergers and acquisitions; Baring Private Equity Partners Limited, a private equity investment firm, in London and Singapore from 1995 to 1997, where he was involved in the setting up, recruiting of managers and capital raising for an Asian media and communications private equity fund; and Baring Brothers & Co. Limited, a London based international investment bank, in London and Paris from 1984 to 1995, where he was involved in executing and advising on national and international mergers and acquisitions, as well as initial public offerings and capital raising. Mr. Innes is a chartered accountant and a member of the Institute of Chartered Accountants in England and Wales. Mr. Innes has extensive experience in financing and managing technology companies. Mr. Innes received a B.Sc. in Geography from Bristol University. Our board of directors believes Mr. Innes is qualified to serve as a director of the Company based on his extensive technical, financial and managerial background.

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KIM NGUYEN serves as a director. Ms. Nguyen is currently Group Director, Asia Pacific Human Resources, or APAC HR, for the London Stock Exchange Group, a position she has held since November 2023. Between January 2022 and November 2023, Ms. Nguyen served as Vice President of International HR of Binance, a blockchain company. From September 2017 and January 2022, Ms. Nguyen served as Head of HR for Google Asia Pacific Pte. Ltd. Prior to that, Ms. Nguyen worked with Google UK Limited from April 2007 to September 2017, where she held a number of positions working across the Technology and Sales divisions across Europe and Latin America. Ms. Nguyen’s HR career spans over 20 years in Technology, FinTech and Financial Services businesses. She has built and led large teams driving business transformation, corporate reorganization, workforce planning, crisis management, mergers and acquisitions, as well as driving HR strategy for new market expansion. She has worked across all international markets and has helped companies navigate culture and talent needs in a global setting, while meeting local labour law requirements. With experience in both multinational and start up environments she can competently operate in more established environments or build structures and programs from the ground up. Ms. Nguyen received a B.S. in Psychology Honors from the University of New South Wales, Sydney, Australia.  Our board of directors believes that Ms. Nguyen is qualified to serve as a director of the Company based on her extensive experience within international labor law and practice, leadership and talent management development, organizational design and HR analytics.

CAMERON REYNOLDS serves as our President and Chief Executive Officer and as a director. He has served as a director of Belgian Volition since October 27, 2010, as the director and Chief Executive Officer of Volition Diagnostics since November 13, 2015, as a director of Volition America since February 3, 2017 and a manager of Volition Vet since August 7, 2019. Prior to completion of the transactions under the Share Exchange Agreement, Mr. Reynolds was the Chief Executive Officer of Singapore Volition, a position he held from August 5, 2010 to June 1, 2018, and a director of Singapore Volition from August 5, 2010 to September 1, 2021. He also served as the Managing Director of Belgian Volition between January 18, 2012 and July 24, 2015. Since February 2017, Mr. Reynolds has served as a non-executive director of Pathify Holdings, Inc. (formerly Ucroo Incorporated), a SaaS EdTech company, and since December 2023 has served as a non-executive director of GlycanAge Ltd, which manufactures and provides wellness tests which measure biological age. Further, from July 2018 and December 2021, he served as a non-executive director of Wellfully Limited (ASX: WFL) (formerly OBJ Limited), a developer of magnetic, micro-array drug and ingredient delivery technologies for use in pharmaceutical, cosmetic and skincare, and consumer healthcare industries. Between 2005 and 2011, Mr. Reynolds held a number of board directorships including Atlantic Mining PLC, Carbon Mining PLC, Magellan Copper and Gold PLC (Carbon Mining and Magellan Copper and Gold both became part of Solfotara Mining and Copper Development Corp.), KAL Energy Inc. (OTC: KALG), Iofina Natural Gas PLC (AIM: IOF), Canyon Copper Corp. (TSX-V: CNC, OTCBB: CNYC), and Hunter Bay Resources (TSX-V: HBY).  From 2004 until 2011, Mr. Reynolds founded and served as Managing Director and Director of Mining House Ltd., a company providing consultancy and office support services, where he was responsible for identifying potential mining projects, coordinating the preliminary evaluations and securing the financing with a view to listing the company on the AIM, the TSX and the U.S. OTC. From 1998 until 2001, Mr. Reynolds served as the commercialization director for Probio, Inc., a company that commercialized intellectual property in the animal biotechnology fields including transgenesis and cloning research from the University of Hawaii, where his duties and responsibilities included managing legal and contract issues with the University of Hawaii, implementing patenting strategy, managing stockholder issues including a merger and its legal and contractual documentation, overseeing office management, monitoring budgetary concerns, and team building and recruitment. Furthermore, Mr. Reynolds held a junior management position in 1996 at Integrated Coffee Technologies, a genetically modified coffee company where he was responsible for business plan creation, office management, recruitment, and business development. From 1994 to 1995, Mr. Reynolds worked for Southern China Group, a mineral exploration company, where, as regional manager, he established operations in Hong Kong and Yunnan.  Mr. Reynolds received a Bachelor of Commerce and an M.B.A. from the University of Western Australia. Our board of directors believes Mr. Reynolds brings the Company strong experience in management, structuring and strategic planning based on his over 30 years of entrepreneurial executive experience in the mining and biotechnology sectors and is qualified to serve as a director of the Company.

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Compensation of Directors Table

The following table sets forth the compensation paid to the directors of VolitionRx for the fiscal year ended December 31, 2023 other than directors who also served as named executive officers. No executive officer is paid compensation for his role as a director. There are no employment agreements by and between the Company and the non-employee directors. See the section of this Proxy Statement entitled Compensation of Named Executive Officers – Summary Compensation Table for information on the compensation paid to named executive officers who were also directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Dr. Martin Faulkes(3)	205,126	65,026	12,779	34,381	317,312
Dr. Phillip Barnes(4)	43,363	16,093	2,482	—	61,938
Richard Brudnick(5)	21,682	6,662	2,482	—	30,826
Dr. Alan Colman(6)	65,045	17,233	3,724	—	86,002
Dr. Edward Futcher(7)	43,363	16,093	2,482	—	61,938
Mickie Henshall(8)	—	2,218	—	—	2,218
Guy Innes(9)	43,363	16,093	2,482	—	61,938
Kim Nguyen(10)	43,363	16,093	2,482	—	61,938

(1)

Amounts listed include the value of granted performance-based restricted stock units not yet deemed earned. The restricted stock units granted to all directors on September 28, 2023, had share prices of $0.70.

(2)

All option awards have been calculated based upon the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The Company has calculated the estimated fair market value of these options granted on August 3, 2021, using the Black-Scholes model and the following assumptions: term 5.5 years; stock price: $3.31; exercise price: $3.40; 69.13% volatility; 1.19% risk-free rate, and no forfeiture rate. The amounts disclosed do not necessarily reflect the dollar amounts of compensation actually realized, or that may be realized, by our directors with respect to the options.

(3)

On March 7, 2017, Dr. Faulkes entered into an Employment Agreement with Volition Diagnostics, or the Faulkes Employment Agreement, which took effect on April 1, 2017. Volition Diagnostics agreed to make available to VolitionRx the services of Dr. Faulkes as Executive Chairman of the board of directors of VolitionRx, pursuant to a services agreement entered into by and between Volition Diagnostics and VolitionRx and subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. The Employment Agreement continues until terminated by either party providing not less than three months’ notice and provides for a six month non-compete following termination. In exchange for his services, Dr. Faulkes received, among other things, (i) £14,034 per month from Volition Diagnostics (increased from £13,334 per month on May 1, 2023), and (ii) a severance payment if terminated by Volition Diagnostics (except in limited circumstances specified in the Faulkes Employment Agreement that generally constitute cause, such as a repeated breach of the Agreement) equal to the salary that he would have received between the date of termination and the completion of a three month notice period less income tax and National Insurance contributions, payable in equal monthly installments during such notice period. With respect to any severance payment, Dr. Faulkes has an obligation to seek alternative income during the remainder of the notice period and any such income received would offset the severance payment amount. The foregoing description of the Faulkes Employment Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.30 to the Company’s Annual Report on Form 10-K filed March 10, 2017.

On September 28, 2023, Dr. Faulkes was granted a restricted stock unit award for 53,000 shares of common stock of VolitionRx under the 2015 Plan, vesting, subject to the achievement of certain corporate goals and Dr. Faulkes’ continued service, over 3-years in three equal installments at 12 months, at 24 months, and at 36 months from the date of grant. On October 19, 2023, Dr. Faulkes was also granted a restricted stock unit award for 50,000 shares of common stock of VolitionRx under the 2015 Plan, vesting upon the achievement of a closing stock price target above $5.00 per share of the Company’s common stock for a minimum of 30 consecutive trading days prior to October 19, 2026, and also subject to time-based vesting in a single installment six months after the timely achievement of the closing stock price target, if at all.

The amount disclosed under All Other Compensation reflects two months’ salary paid to Dr. Faulkes as a bonus for the year ended December 31, 2023, payable upon the achievement of certain specified corporate goals.

Dr. Faulkes will not be standing for re-election to our board of directors at the Annual Meeting or continuing in his role as Executive Chairman following such meeting.

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(4)

On October 9, 2019, Dr. Barnes entered into an Independent Director Agreement with VolitionRx, or the Barnes Independent Director Agreement, pursuant to which Dr. Barnes will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services, Dr. Barnes received $10,840 per calendar quarter. The foregoing description of the Barnes Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

On September 28, 2023, Dr. Barnes was granted a restricted stock unit award for 20,000 shares of common stock of VolitionRx under the 2015 Plan, vesting, subject to the achievement of certain corporate goals and Dr. Barnes’ continued service, over 3-years in three equal installments at 12 months, at 24 months, and at 36 months from the date of grant.

(5)

On March 25, 2021, Mr. Brudnick entered into an Independent Director Agreement with VolitionRx, or the Brudnick Independent Director Agreement, pursuant to which Mr. Brudnick will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services, Mr. Brudnick received $10,840 per calendar quarter, pro-rated for length of service. The foregoing description of the Brudnick Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

Effective June 28, 2023, Mr. Brudnick resigned from the Board of VolitionRx. Mr. Brudnick’s (i) options to purchase 4,317 shares of common stock and 17,343 restricted stock units expired unvested upon his resignation, and (ii) further options to purchase 4,317 shares of common stock expired on September 28, 2023.

(6)

On March 31, 2015, Dr. Colman entered into an Independent Director Agreement with VolitionRx, or the Colman Independent Director Agreement, pursuant to which Dr. Colman will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services, Dr. Colman received $16,261 per calendar quarter. The foregoing description of the Colman Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

On September 28, 2023, Dr. Colman was granted a restricted stock unit award for 20,000 shares of common stock of VolitionRx under the 2015 Plan, vesting, subject to the achievement of certain corporate goals and Dr. Colman’s continued service, over 3-years in three equal installments at 12 months, at 24 months, and at 36 months from the date of grant.

(7)

On June 23, 2016, Dr. Futcher entered into an Independent Director Agreement with VolitionRx, or the Futcher Independent Director Agreement, pursuant to which Dr. Futcher will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services, Dr. Futcher received $10,840 per calendar quarter. The foregoing description of the Futcher Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

On September 28, 2023, Dr. Futcher was granted a restricted stock unit award for 20,000 shares of common stock of VolitionRx under the 2015 Plan, vesting, subject to the achievement of certain corporate goals and Dr. Futcher’s continued service, over 3-years in three equal installments at 12 months, at 24 months, and at 36 months from the date of grant.

Dr. Futcher will not be standing for re-election to our board of directors at the Annual Meeting.

(8)

On August 15, 2022, Ms. Henshall entered into an Independent Director Agreement with VolitionRx, or the Henshall Independent Director Agreement, pursuant to which Ms. Henshall will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. At this time, Ms. Henshall has elected to not receive any cash compensation in exchange for her services. The foregoing description of the Henshall Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

On September 28, 2023, Ms. Henshall was granted a restricted stock unit award for 20,000 shares of common stock of VolitionRx under the 2015 Plan, vesting, subject to the achievement of certain corporate goals and Ms. Henshall’s continued service, over 3-years in three equal installments at 12 months, at 24 months, and at 36 months from the date of grant.

(9)

On March 31, 2015, Mr. Innes entered into an Independent Director Agreement with VolitionRx, or the Innes Independent Director Agreement, pursuant to which Mr. Innes will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services, Mr. Innes received $10,840 per calendar quarter. The foregoing description of the Innes Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

On September 28, 2023, Mr. Innes was granted a restricted stock unit award for 20,000 shares of common stock of VolitionRx under the 2015 Plan, vesting, subject to the achievement of certain corporate goals and Mr. Innes’ continued service, over 3-years in three equal installments at 12 months, at 24 months, and at 36 months from the date of grant.

(10)

On March 25, 2021, Ms. Nguyen entered into an Independent Director Agreement with VolitionRx, or the Nguyen Independent Director Agreement, pursuant to which Ms. Nguyen will continue to serve as a member of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for her services, Ms. Nguyen received $10,840 per calendar quarter. The foregoing description of the Nguyen Independent Director Agreement does not purport to summarize all terms and conditions thereof and is qualified in its entirety by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2015.

On September 28, 2023, Ms. Nguyen was granted a restricted stock unit award for 20,000 shares of common stock of VolitionRx under the 2015 Plan, vesting, subject to the achievement of certain corporate goals and Ms. Nguyen’s continued service, over 3-years in three equal installments at 12 months, at 24 months, and at 36 months from the date of grant.

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PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The Audit Committee has selected Sadler, Gibb & Associates, LLC, or Sadler Gibb, as our independent registered public accounting firm for the year ending December 31, 2024, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the Annual Meeting.

Although ratification by our stockholders is not a prerequisite to the Audit Committee’s ability to select our independent registered public accounting firm, the Audit Committee believes such ratification is advisable and in the best interests of our stockholders. Accordingly, stockholders are being requested to ratify, confirm and approve the selection of Sadler Gibb as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements for fiscal year 2024. If the stockholders do not ratify the selection of Sadler Gibb, the selection of our independent registered public accounting firm will be reconsidered by the Audit Committee; provided, however, the Audit Committee may select Sadler Gibb notwithstanding the failure of our stockholders to ratify its selection. If the appointment of Sadler Gibb is ratified, the Audit Committee will continue to conduct an ongoing review of Sadler Gibb’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Sadler Gibb at any time.

Sadler Gibb has served as the Company’s independent registered public accounting firm since November 29, 2011. Representatives from Sadler Gibb are not expected to be present at the Annual Meeting to be held on July 2, 2024.

Proxies

Proxies received in response to this solicitation will be voted “FOR” the approval of Sadler Gibb unless otherwise specified in the proxy.

Vote Required

The ratification of the selection of Sadler Gibb as the Company’s independent registered public accounting firm for the year ending December 31, 2024, requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. Accordingly, an abstention will have the same effect as a vote “AGAINST” this Proposal. The ratification of the selection of Sadler, Gibb & Associates, LLC is a routine matter under applicable stock exchange rules. Accordingly, broker non-votes are not expected for this Proposal.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF SADLER, GIBB & ASSOCIATES, LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024.

Independent Registered Public Accounting Firm Fees

Sadler Gibb provides services to the Company including examination of the Company’s annual and quarterly financial statements. The following summarizes aggregate fees billed to us by our independent registered public accounting firm, Sadler Gibb, for the fiscal years ended December 31, 2023 and 2022:

	Year Ended December 31, 2023	Year Ended December 31, 2022
Audit Fees	$79,000	$75,500
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$12,400	$42,407
Total	$91,500	$117,907

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Audit Fees

Represents the aggregate fees billed to us for each of the last two fiscal years for professional services rendered by the principal accountants for the audit of our annual financial statements and review of financial statements included in our Form 10-Q filings or services that are normally provided by the accountants in connection with statutory and regulatory filings or engagement for those fiscal years.

Audit-Related Fees

Represents the aggregate fees billed to us in each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of our financial statements that are not already reported in Audit Fees. These services include accounting consultations and attestation services that are not required by statute.

Tax Fees

Represents the aggregate fees billed to us in each of the last two fiscal years for professional services rendered by the principal accountants for tax compliance, tax advice, and tax planning.

All Other Fees

Represents the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountants to us, excluding those enumerated above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

All audit and non-audit services by our independent registered public accounting firm are pre-approved by our Audit Committee. For audit services, the independent registered public accounting firm provides the Audit Committee with an audit plan, including proposed fees in advance of the annual audit. The Audit Committee approves the plan and fees for the audit.

Pursuant to its charter, the Audit Committee may establish pre-approval policies and procedures, subject to SEC and NYSE American rules and regulations, to approve audit and non-audit services; however, it has not yet done so.

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PROPOSAL 3 — NON-BINDING ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are asking our stockholders to approve, by a non-binding advisory vote, the compensation paid to our executive officers who are named in the Summary Compensation Table in this Proxy Statement, which we refer to as our named executive officers. We have disclosed the compensation of our named executive officers pursuant to rules adopted by the SEC.

The Compensation Committee has structured our executive compensation program to:

•	Attract and retain key executives;

•	Align executives’ interests with those of our stockholders;

•	Pay for performance; and

•	Reward achievement of short-term and long-term goals.

We believe that our executive compensation practices have fostered our success by:

•	Including reasonable vesting provisions for our equity awards;

•	Providing both cash and equity awards and an appropriate mix of these awards;

•	Establishing performance goals to reflect the individual contribution of each executive and Company-wide financial performance; and

•	Requiring achievement of long- and short-term Company goals before payment of certain compensation elements.

We urge stockholders to carefully read the section of this Proxy Statement entitled Compensation of Named Executive Officers, which provides the Summary Compensation Table and related compensation disclosures that follow it. Our board of directors and the Compensation Committee believe that the compensation policies and procedures described in this Proxy Statement are effective in achieving our compensation objectives.

Therefore, in accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we ask our stockholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2024 Proxy Statement, as such compensation is disclosed in the Company’s 2024 Proxy Statement pursuant to the disclosure rules of the Securities and Exchange Commission, which disclosure includes the section entitled Compensation of Named Executive Officers, the Summary Compensation Table, and the related compensation tables, notes and narrative in the Proxy Statement for our Company’s 2024 Annual Meeting of Stockholders.”

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Because your vote is advisory, it will not be binding on the board of directors, the Compensation Committee or the Company. However, our board of directors and Compensation Committee value the opinions of our stockholders and will take into account the outcome of the stockholder vote on this Proposal at the Annual Meeting when considering future executive compensation arrangements. Unless the board of directors modifies its policy on the frequency of future advisory votes regarding the compensation of our named executive officers, the next advisory vote on such matter will be held at the 2025 annual meeting of stockholders.

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Proxies

Proxies received in response to this solicitation will be voted “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers disclosed in this Proxy Statement unless otherwise specified in the proxy.

Vote Required

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be required to approve, on a non-binding advisory basis, the compensation of our named executive officers as described herein. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. Accordingly, an abstention will have the same effect as a vote “AGAINST” this Proposal. The advisory vote on compensation is a non-routine matter under applicable stock exchange rules. Broker non-votes, if any, will have no effect on the outcome of this Proposal.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

37

PROPOSAL 4 — APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE TO INCREASE AUTHORIZED SHARES

On April 24, 2024, the board of directors of the Company unanimously approved, subject to stockholder approval, the Amendment to the Restated Certificate to increase the number of authorized shares of common stock, $0.001 par value per share, issuable under the Restated Certificate from 100,000,000 to 175,000,000.

The board of directors believes it is in the best interest of the Company and its stockholders to increase the number of authorized shares of common stock to give the Company greater flexibility in considering and planning for future potential business needs. Having the additional authorized shares available is important to our continued efforts to pursue our strategic goals. Other than with respect to Proposal 5 and our approximate $23.1 million of common stock remaining available to be sold from time to time under our Equity Distribution Agreement with Jefferies LLC dated May 20, 2022, or the 2022 EDA, the Company has no definitive plan, arrangement, or understanding to issue the additional shares of common stock. The additional shares of common stock will be available for issuance by the board of directors for various corporate purposes, including but not limited to, grants under employee stock plans, financings, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, business combinations, stock splits, stock dividends, as well as other general corporate transactions. If the authorization of an increase in the available common stock is postponed until the foregoing specific needs arise, the delay and expense incident to obtaining approval of the stockholders at that time could impair our ability to achieve the corporate purposes set forth above.

In addition to the broader rationale noted above, as described in Proposal 5, the Board has approved, and we are seeking stockholder approval of, the 2024 Stock Incentive Plan including 7,500,000 shares of common stock to be reserved for issuance under the 2024 Plan. A portion of the authorized share increase will be used for the reservation of such shares for issuance under the 2024 Plan.

The Restated Certificate currently authorizes the issuance of up to 100,000,000 shares of common stock. As of April 1, 2024, we had 82,108,972 shares of common stock outstanding, plus: (i) 862,500 shares of our common stock reserved for issuance upon the exercise of outstanding warrants, (ii) 8,231,849 shares of our common stock reserved for issuance upon the exercise of outstanding equity awards under the 2011 Equity Incentive Plan and the 2015 Stock Incentive Plan, and (iii) 642,693 shares of our common stock reserved for future issuance under the 2015 Stock Incentive Plan.  Accordingly, as of April 1, 2024, the Company had only 8,153,986 shares of common stock available for issuance out of the 100,000,000 shares of common stock currently authorized. Any shares of common stock the Company may issue and sell from time to time pursuant to the 2022 EDA will further reduce the number of shares of common stock available for issuance under the Restated Certificate.

The holders of any of the additional shares of common stock issued in the future would have the same rights and privileges as the holders of the shares of common stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

If this Proposal is approved, the additional authorized shares may be issued at the discretion of the board of directors without further stockholder action, except as may be required by law or the rules of the NYSE American market. The adoption of the Amendment to the Restated Certificate would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. However, future issuances of shares of common stock could have a dilutive effect on earnings per share, voting power and percentage stockholdings of current stockholders. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. We do not believe, however, that the proposed Amendment would have an anti-takeover effect. The board of directors does not view the proposed increase in authorized common stock to be an anti-takeover measure, and we have not proposed the increase in the authorized number of shares of common stock with the intention of using the additional shares for anti-takeover purposes.

We believe that the potential risks are outweighed by the benefit that an increase in the number of available shares would provide in terms of additional flexibility to raise capital, recruit and retain employees and other service providers and execute our business plan. The board of directors believes that retaining the ability to act quickly on future opportunities that may require or be facilitated by additional stock issuances will benefit existing stockholders.

If the proposal is not approved and we do not have a sufficient number of shares of common stock available for future issuance, it could (i) delay the commercialization of our technologies or completion of projects, (ii) limit our ability to execute on our business plan and (iii) adversely impact our ability to pursue opportunities in which shares of our common stock could be issued that the board of directors may determine would otherwise be in the best interest of the Company and our stockholders, including financing and strategic transaction opportunities and employee recruitment and retention purposes, as described above.

If the Amendment to the Restated Certificate is approved, the Company intends to promptly file the Amendment to the Restated Certificate with the Secretary of State of the State of Delaware to reflect the increase in the authorized number of shares of common stock.  However, the board of directors may delay or abandon the filing of the Amendment to the Restated Certificate before or after adoption and approval by our stockholders. The form of the proposed Amendment to the Restated Certificate to effect the increase in authorized shares is attached as Appendix A to this Proxy Statement.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed Amendment to the Restated Certificate, except to the extent of their direct or indirect ownership of shares of our common stock, restricted stock units or options exercisable for our common stock.

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Proxies

Proxies received in response to this solicitation will be voted “FOR” the approval of the Amendment to the Restated Certificate as disclosed in this Proxy Statement unless otherwise specified in the proxy.

Vote Required

Approval of this Proposal 4 for the Amendment to Restated Certificate to increase authorized shares requires that the votes cast for the Amendment exceed the votes cast against the Amendment. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or counted as a vote cast and will have no effect on the outcome of this Proposal. The approval of the Amendment to Restated Certificate to increase authorized shares is a routine matter under applicable stock exchange rules. Accordingly, broker non-votes are not expected for this Proposal.

If this Proposal 4 is not approved by stockholders, Proposal 5 (Approval of 2024 Stock Incentive Plan) cannot become operative even if approved by stockholders.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE RESTATED CERTIFICATE TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK ISSUABLE UNDER THE RESTATED CERTIFICATE FROM 100,000,000 TO 175,000,000.

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PROPOSAL 5 — APPROVAL OF 2024 STOCK INCENTIVE PLAN

On April 24, 2024, the board of directors of the Company unanimously approved, subject to stockholder approval, the 2024 Stock Incentive Plan, or the 2024 Plan, which authorizes up to 7,500,000 shares of common stock for issuance pursuant to awards granted under the Plan.  Our board of directors believes that our continued growth and success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees and other service providers with experience and ability, which is vital to our future success, and to align our employees’ compensation with building stockholder value. The 2024 Plan is an integral part of this strategy while also helping to preserve our cash. The 2024 Plan is designed to attract, motivate and retain employees, directors, consultants, independent contractors and advisors of the Company and to further the growth and financial success of the Company by aligning the interests of such persons through ownership with the interests of our stockholders.

Our 2015 Stock Incentive Plan, as amended, or the 2015 Plan, was originally adopted by our board of directors on August 18, 2015 and has a ten-year term that expires on August 18, 2025. As of April 1, 2024, the 2015 Plan had only 642,693 shares of our common stock remaining reserved for future issuance. Management believes that the number of shares of common stock currently available for issuance under the 2015 Plan is insufficient to meet its needs to provide for equity awards to participants for the next 12 months and inadequate to allow us the ability to compete successfully for talented employees and consultants.  While we intend to utilize the remaining shares of our common stock reserved under the 2015 Plan whether or not the 2024 Plan is approved by stockholders, in the event that the 2024 Plan is not approved we will be severely limited by the number of shares available for future awards and will not be able to grant any new awards under the 2015 Plan after August 18, 2025.

The board of directors believes that the adoption of the 2024 Plan is necessary and in the best interests of our Company because of the continuing need to provide equity-based incentives to attract and retain qualified personnel and to respond to relevant market changes in equity compensation practices. The use of equity compensation has historically been a significant part of our overall compensation philosophy and is a practice that we plan to continue. Our equity incentive plans serve as an important part of this practice and are a critical component of the overall compensation package that we offer to retain and motivate our service providers. In addition, awards under our equity incentive plans provide our service providers an opportunity to acquire or increase their ownership stake in us, and we believe this aligns their interests with those of our stockholders, creating strong incentives for our employees, directors, consultants, independent contractors and advisors to work hard for our future growth and success. If Proposal 4 is not approved by our stockholders, we believe our ability to attract and retain the talent we need to compete in our industry would be seriously and negatively impacted, and this could affect our long-term success.

A broad-based stock incentive plan focuses our employees who receive grants on achieving strong corporate performance, and we have embedded in our culture the necessity for employees to think and act as stockholders. This is an important component of our long-term employee incentive and retention plan and has been very effective in enabling us to attract and retain the talent critical for an innovative and growth-focused company. We also have granted, and in the future may grant, awards to certain employees on a targeted basis to incentivize retention and performance objectives.

In setting and recommending to our stockholders the aggregate number of shares to authorize under the 2024 Plan, our board of directors and Compensation Committee considered the historical number of equity awards granted under the 2015 Plan, as well as our three-year average burn rate for the preceding three fiscal years as follows:

Burn Rate Table

Year	No. of Options Granted	No. of Shares Granted(1)	Total Granted	Weighted Average No. of Shares of Common Stock Outstanding	Annual Burn Rate
FY 2023	—	2,317,882	2,317,882	71,234,565	3.25%
FY 2022	—	1,892,102	1,892,102	55,350,401	3.42%
FY 2021(2)	1,090,000	789,500	1,879,500	52,655,885	3.57%

(1)	This reflects the number of restricted stock units subject to granted Awards.

(2)

Excludes 732,229 options reissued from the 2015 Plan in 2021 in exchange for cancellation of an equal number of outstanding options that had been issued pursuant to the Enterprise Management Incentive scheme adopted December 16, 2019, which provided our United Kingdom employees with a tax-advantageous stock scheme option.

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Our average burn rate for the preceding three fiscal years as set forth in the table above was 3.41%. The burn rate is the ratio of the number of shares underlying awards granted under the 2015 Plan during a fiscal year to our weighted-average number of common shares outstanding at the corresponding fiscal year end.

As of April 1, 2024, we had 292,000 stock options outstanding under the 2011 Plan with a weighted-average per share exercise price of $4.00 and a weighted-average remaining contractual term of 0.08 years, subject to time-based vesting, and we had 4,407,569 stock options outstanding under the 2015 Plan with a weighted-average per share exercise price of $3.86 and a weighted-average remaining contractual term of 3.90 years, subject to time-based vesting, plus 3,532,280 restricted stock units with a weighted-average per share price of $0.99 and a weighted-average remaining contractual term of 1.59 years. The aggregate of 4,699,569 stock options outstanding under our 2011 Plan and our 2015 Plan, 3,532,280 restricted stock units outstanding under our 2015 Plan and 642,693 shares available for issuance under the 2015 Plan (excluding the 7,500,000 shares subject to approval under this Proposal 5) represent an overhang of approximately 9.8% based on our common shares outstanding as of April 1, 2024. The 7,500,000 additional shares proposed to be available for future grants under our 2024 Plan would increase the overhang to approximately 16.6% based on our common shares outstanding as of April 1, 2024. We calculate “overhang” as the (a) total number of shares underlying outstanding awards plus shares available for issuance under future equity awards, divided by (b) the total number of shares outstanding, shares underlying outstanding awards and shares available for issuance under future equity awards.

Outstanding awards previously granted under the 2011 Plan or the 2015 Plan would be unaffected by the adoption of the 2024 Plan, and they would remain outstanding under the terms pursuant to which they were previously granted.

Summary of the 2024 Stock Incentive Plan

The following summary highlights the significant terms of the 2024 Plan (assuming approval under this Proposal 5). This summary does not contain all of the information contained in the 2024 Plan, which is set forth in full as Appendix B to this Proxy Statement. To the extent there is a conflict between this summary and the terms of the 2024 Plan, the terms of the 2024 Plan will govern.

Purposes. The purposes of the 2024 Plan are to enhance our ability to attract and retain the services of qualified employees, officers, directors, consultants and other services providers and provide additional incentives for such persons to devote their effort and skill to the advancement of the Company by providing them an opportunity to participate in the ownership of the Company.

Shares Authorized. Seven million five hundred thousand (7,500,000) shares will be authorized under the 2024 Plan, subject to adjustment for stock splits and other similar changes in our capital structure. If any shares subject to awards are forfeited, expire or are otherwise terminated without shares being issued, or an award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares subject to such award, such shares will be returned to the pool of shares available for grant and issuance under the 2024 Plan.

Limitations on Awards. No more than 7,500,000 shares may be issued pursuant to the exercise of incentive stock options. Subject to adjustment for stock splits and other similar changes in our capital structure, no participant in the 2024 Plan may be granted options or stock appreciation rights during any 12-month period with respect to more than 750,000 shares (increased to two times such amount with respect to awards granted during the first calendar year of employment).

Eligible Participants. Incentive stock options may be granted only to Company employees. All other awards may be granted to any of our employees, directors, consultants, independent contractors and advisors that render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The Compensation Committee determines which individuals will participate in the 2024 Plan. As of April 1, 2024, there were approximately 109 employees and consultants and six non-employee directors eligible to participate in the 2024 Plan.

Adjustments. If the number of outstanding shares of the Company is changed by a stock dividend, extraordinary dividends or distributions (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, spin-off or similar change in our capital structure, then (a) the number of shares reserved for issuance and future grant under the 2024 Plan; (b) the exercise prices of and number of shares subject to outstanding options and stock appreciation rights; (c) the number of shares subject to other outstanding awards; (d) the maximum number of shares that may be issued as incentive stock options or other awards; and (e) the maximum number of shares that may be issued to an individual or to a new employee in any one calendar year, will be proportionately adjusted, subject to any required action by our board of directors or our stockholders and in compliance with applicable securities laws. No fraction of shares may be issued following any adjustment.

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Award Types. The 2024 Plan permits the issuance of the following types of awards: non-qualified and incentive stock options, restricted stock awards, stock bonus awards, stock appreciation rights, restricted stock units and performance awards.

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Options. Options may be non-qualified stock options or incentive stock options and may vest based on time or achievement of performance goals. Our Compensation Committee may provide for options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The term of options may not be longer than ten years, except in the case of incentive stock options granted to holders of more than 10% of our voting power, which may have a term no longer than five years.

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Restricted Stock. A restricted stock award is an offer by us to sell shares of our common stock subject to restrictions, which may vest based on time or achievement of performance goals. The price, if any, of a restricted stock award will be determined by the Compensation Committee.

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Stock Bonuses. Stock bonus awards may be granted as additional compensation for past or future service or achievement of performance goals, and therefore, no payment will be required for any shares awarded under a stock bonus.

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Stock Appreciation Rights. Stock appreciation rights provide for a payment, or payments, in cash or shares of our common stock, to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price at grant up to a maximum amount of cash or number of shares. The term of stock appreciation rights may not be longer than ten years.

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Restricted Stock Units. Restricted stock units represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of that right because of termination of employment or failure to achieve certain performance goals. If a restricted stock unit has not been forfeited, then on the date specified in the applicable agreement, we will deliver to the holder of the restricted stock unit shares of our common stock (which may be subject to additional restrictions), cash or a combination of our common stock and cash.

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Performance Awards. Performance awards cover a number of shares of our common stock that may be settled upon achievement of the pre-established performance goals in cash or by issuance of the underlying shares.

Non-Employee Directors. Under the 2024 Plan, non-employee directors may be granted awards either on a discretionary basis or pursuant to policy adopted by our board of directors, except that no non-employee director may be granted awards in any calendar year with a grant date fair value of more than $1 million (increased to two times such amount with respect to awards granted during the first calendar year of service).

Administration. The Compensation Committee will administer the 2024 Plan. Subject to the terms and limitations expressly set forth in the 2024 Plan, including the limited right to delegation of grant authority to employee directors by the board of directors or the Compensation Committee, the Compensation Committee selects the persons who receive awards, determines the number of shares covered thereby, and establishes the terms, conditions and other provisions of the grants. The Compensation Committee may construe and interpret the 2024 Plan and prescribe, amend and rescind any rules and regulations relating to the 2024 Plan.

Corporate Transactions. In the event of a change of control, merger, sale of all or substantially all of our assets or other similar corporate transaction, unless otherwise determined by the Compensation Committee, all outstanding awards may be assumed or replaced by the successor corporation. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to stockholders (after taking into account the existing provisions of the awards). The successor corporation may also issue, in place of outstanding shares held by the participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, then the awards will have their vesting accelerate as to all shares subject to such award (and any applicable rights of repurchase fully lapse) immediately prior to the consummation of the corporate transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, then the Compensation Committee will notify the participants that such award will be exercisable for a period of time determined by the Compensation Committee, and such awards will terminate upon the expiration of such period. Awards need not be treated similarly in a corporate transaction. Notwithstanding the foregoing, subject to the approval of the Compensation Committee, in the event of a change of control, merger, sale of all or substantially all of our assets or other similar corporate transaction, the vesting of all awards granted to non-employee directors will accelerate and such awards will become exercisable in full.

Minimum Vesting Provision. The 2024 Plan imposes a minimum one-year vesting requirement for all equity award types, which applies to no less than 95% of the shares authorized for grant under the 2024 Plan.

Method of Payment. The exercise price of options and the purchase price, if any, of other stock awards may be paid in cash or by check or, where expressly approved by the Compensation Committee and permitted by law, cancellation of indebtedness, surrender of shares, waiver of compensation, a broker-assisted or other form of cashless exercise program, any combination of the foregoing or any other method permitted by applicable law.

Transferability. Except as otherwise determined by the Compensation Committee, awards granted under the 2024 Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of except by will or the laws of descent and distribution.

Repricing Prohibited. Repricing, or reducing the exercise price of outstanding options or stock appreciation rights, or canceling in exchange for cash outstanding options or stock appreciation rights when the exercise price per share exceeds the fair market value of one share is prohibited without stockholder approval under the 2024 Plan.

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Term. The 2024 Plan will terminate on April 24, 2034, unless it is earlier terminated.

Amendments. Our board of directors may terminate or amend the 2024 Plan at any time, provided that no action may be taken by our board of directors (except for adjustment for stock splits and other similar changes in our capital structure described in “Adjustments” above) without the approval of our stockholders to:

•	permit the repricing of outstanding stock options or stock appreciation rights under the 2024 Plan;

•	cancel in exchange for cash outstanding stock options or stock appreciation rights under the 2024 Plan when the exercise price per share exceeds the fair market value of one share; or

•	otherwise implement any amendment to the 2024 Plan required to be approved by stockholders.

Insider Trading Policy. Any participant that receives an award under the 2024 Plan must comply with our insider trading policy.

Clawback or Recoupment. Awards, including gains realized with respect to such awards, under the 2024 Plan will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our board of directors or required by law.

New Plan Benefits. Future benefits to executive officers and employees under the amended 2024 Plan generally will be granted at the discretion of the Compensation Committee and are therefore not currently determinable.

Equity Compensation Plan Information

The following table sets forth information about the securities authorized for issuance under our equity compensation plans as of December 31, 2023. The 2015 Plan replaced the 2011 Plan which was also approved by the stockholders. No further grants will be made under the 2011 Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
- 2011 Equity Incentive Plan	292,000	$4.00	—
- 2015 Stock Incentive Plan	8,042,521	$3.86	608,190
Equity compensation plans not approved by security holders(2)	862,500	$3.05	—
Total	9,197,021		608,190

(1)	The weighted-average exercise price does not take into account 3,634,952 shares of common stock issuable upon vesting of outstanding restricted stock units, which have no exercise price.

(2)

Consists of warrants to purchase (i) 414,000 shares of the Company’s common stock issued as a material inducement to certain employees for entering into employment with the Company and/or its subsidiaries, and (ii) 448,500 shares of the Company’s common stock issued as compensation to the representative of the underwriters pursuant to an underwritten public offering. The aggregate number of warrants issued to employees is comprised of (a) 125,000 warrants to purchase shares of common stock that vested as of January 1, 2022 and expire on January 1, 2027, with an exercise price of $3.95 per share, (b) 185,000 warrants to purchase shares of common stock that vested as of February 1, 2022 and expire on February 1, 2027, with an exercise price of $4.90 per share, (c) 50,000 warrants to purchase shares that vested as of September 1, 2021 and expire on March 1, 2026, with an exercise price of $3.45 per share, (d) 27,000 warrants to purchase shares of common stock that vested as of April 4, 2023 and expire on April 4, 2028, with an exercise price of $3.05 per share and (e) 27,000 warrants to purchase shares of common stock that vest on April 4, 2024 and expire on April 4, 2029, with an exercise price of $3.05 per share. The aggregate number of warrants issued to underwriters pursuant to the underwritten public offering is comprised of (x) 390,000 warrants to purchase shares of common stock that vested as of December 4, 2023 and expire on June 5, 2028, with an exercise price of $2.00 per share, and (y) 58,500 warrants to purchase shares of common stock that vested as of December 20, 2023 and expire on June 23, 2028, with an exercise price of $2.00 per share.

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U.S. Federal Income Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences to us and participants in the 2024 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been, and is, encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2024 Plan.

Non-Qualified Stock Options. A participant will realize no taxable income at the time a non-qualified stock option is granted under the 2024 Plan, but generally at the time such non-qualified stock option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the stock option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. We will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of the non-qualified stock option.

Incentive Stock Options. A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain employment conditions are satisfied, then no taxable income will result upon the exercise of such option, and we will not be entitled to any deduction in connection with the exercise of such stock option. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and we will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a “disqualifying disposition,” see below), the excess of the fair market value of the shares over the stock option exercise price is a preference item that is recognized for alternative minimum tax purposes.

Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a “disqualifying disposition”), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the stock option exercise price and the fair market value of such shares on the date of exercise of such stock option. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a “disqualifying disposition,” generally in the fiscal year of such “disqualifying disposition” we will be allowed a deduction for federal income tax purposes in an amount equal to the compensation realized by such participant.

Restricted Stock. A participant receiving restricted stock may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse (i.e., with respect to the shares as they become vested), or (ii) makes an election under Section 83(b) of United States Internal Revenue Code of 1986, as amended, or the Code, to pay tax in the year the grant is made with respect to all of the shares subject to the grant. At either time the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and if granted to an employee, is subject to income tax withholding. We receive a tax deduction at the same time and for the same amount taxable to the participant. If a participant makes an election under Section 83(b) of the Code to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until the recipient disposes of the stock, at which point any gain or loss will be short-term or long-term capital gain or loss, depending on the holding period of the stock prior to such disposition.

Stock Bonuses. The participant will not realize income when a stock bonus (which can be settled in cash or our common stock) is granted, but will realize ordinary income when shares (or cash, if cash settled) are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares (or cash, if cash settled) on the date of transfer. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Stock Appreciation Rights. A grant of a stock appreciation right (which can be settled in cash or our common stock) has no federal income tax consequences at the time of grant. Upon the exercise of stock appreciation rights, the value received is generally taxable to the recipient as ordinary income, and we generally will be entitled to a corresponding tax deduction.

Restricted Stock Units. In general, no taxable income is realized upon the grant of a restricted stock unit award (which can be settled in cash or our common stock). The participant will generally include in ordinary income the fair market value of the award of stock (or cash, if cash settled) at the time shares of stock (or cash, if cash settled) are delivered to the participant or at the time the restricted stock unit vests. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

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Performance Awards. The participant will not realize income when a performance award is granted (which can be settled in cash or our common stock), but will realize ordinary income when shares (or cash, if cash settled) are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares (or cash, if cash settled) on the date of transfer. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Withholding Tax Requirements. Whenever shares are to be issued in satisfaction of awards granted under the 2024 Plan or the applicable tax event occurs, we may require the participant to remit to us an amount sufficient to satisfy applicable withholding tax requirements. Whenever payments in satisfaction of an award are to be made in cash, such payment will be net of an amount sufficient to satisfy the applicable withholding tax requirements. The Compensation Committee may require or permit the participant to satisfy applicable withholding tax requirements, in whole or in part by paying cash, electing to have us withhold otherwise deliverable cash or shares having a fair market value equal to the minimum statutory amount required to be withheld (or such other amount that will not cause an adverse accounting consequence or cost), delivering to us already-owned shares having a fair market value equal to the minimum amount required to be withheld or withholding from the proceeds of the sale of otherwise deliverable shares acquired pursuant to an award either through a voluntary sale or through a mandatory sale arranged by us.

ERISA Information

The 2024 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

This summary does not purport to be complete and is qualified in its entirety by reference to the 2024 Stock Incentive Plan attached hereto as Appendix B.

Proxies

Proxies received in response to this solicitation will be voted “FOR” the approval of the 2024 Plan unless otherwise specified in the proxy.

Vote Required

Approval of this Proposal 5 requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. Accordingly, an abstention will have the same effect as a vote “AGAINST” this Proposal. The advisory vote on compensation is a non-routine matter under applicable stock exchange rules. Broker non-votes, if any, will have no effect on the outcome of this Proposal.

Unbundling with Other Proposals

This Proposal 5 is separate, but contingent on the approval of, Proposal 4 (Approval of Amendment to Restated Certificate to Increase Authorized Shares). Your vote on Proposal 4 does not affect your vote on Proposal 5, but Proposal 5 is contingent on approval of Proposal 4. Accordingly, if Proposal 4 is not approved, we will not implement the adoption of the 2024 Plan in Proposal 5, even if approved by our stockholders.  You can vote “FOR” or “AGAINST,” or “ABSTAIN” from voting on any of these Proposals.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL AND ADOPTION OF THE 2024 PLAN.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or officer of the Company, including former officers and directors whom held their respective positions since the beginning of the last fiscal year, nor any proposed nominee for election as a director of the Company, or associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting other than the election of directors, except as otherwise disclosed herein.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We will send only one copy of the Proxy Materials to stockholders who share a single address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Notice or Proxy Materials to a stockholder at a shared address to which a single copy of the Notice or Proxy Materials was delivered. You may make such a written or oral request by calling the Company or sending a written notification, stating your name, your shared address and the address to which the Company should direct the additional copy of the Notice or Proxy Materials, to VolitionRx Limited, 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014, Attention: Rodney Rootsaert, Corporate Secretary, or by telephone at +1 (646) 650-1351. If multiple stockholders sharing an address have received one copy of the Notice or Proxy Materials, or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices to express your preference for future distributions. Additionally, if current stockholders with a shared address received multiple copies of the Notice or Proxy Materials or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, such request may also be made by mail or telephone to the Company’s principal executive offices.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Under Rule 14a-8 of the Exchange Act, any stockholder desiring to include a proposal in our proxy statement with respect to our annual meeting of stockholders to be held in 2025 should arrange for such proposal to be delivered to us at our principal executive offices no later than January 18, 2025, in order to be considered for inclusion in our proxy statement relating to such annual meeting. Any notice of a stockholder proposal submitted after such date will be considered untimely. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s Annual Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Matters pertaining to such proposals, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act and the rules of the SEC.

In addition, pursuant to our Restated Bylaws, any stockholder desiring to submit a proposal for action or nominate one or more persons for election as directors at our 2025 annual meeting of stockholders that will not be included in our proxy statement must submit a notice of the proposal or nomination including the information required by our Restated Bylaws to us April 2, 2025 and March 3, 2025, or else it will be considered untimely and ineligible to be properly brought before the 2025 annual meeting of stockholders. However, if our 2025 annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the one-year anniversary of the date of the previous year’s annual meeting, under our Restated Bylaws, for the notice by the stockholders to be timely it must be received by the secretary not earlier than the close of business on the 120th day prior to the 2025 annual meeting of stockholders and not later than the close of business on the later of (a) the 90th day prior to the 2025 annual meeting of stockholders, or (b) the tenth day following the date on which a Public Announcement of the date of such annual meeting is first made. “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones New Services, Associated Press or a comparable national news service, in a document publicly filed by the Company with the SEC pursuant to Section 12, 14, or 15(d) of the 1934 Act.

Proposals should be delivered to VolitionRx Limited, 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014 Attention: Rodney Rootsaert, Corporate Secretary. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

WHERE YOU CAN GET ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy our reports or other filings made with the SEC electronically on the SEC’s website, www.sec.gov. Our filings with the SEC are also available without charge on our website at https://ir.volition.com/sec-filings/all-sec-filings as soon as reasonably practicable after filing.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and stockholders who own more than ten percent of any registered class of our equity securities registered pursuant to Section 12 of the Exchange Act, or Reporting Persons, to file with reports of ownership and reports of changes in ownership of securities with the SEC. Based solely on our review of the reports that have been filed by or on behalf of such Reporting Persons in this regard, and the representations made by our directors and executive officers to us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2023, except for one late Form 4 reporting a transaction for Mickie Henshall.

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OTHER MATTERS

The board of directors knows of no other matters to be submitted at this Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent in accordance with their best judgment.

A Notice was mailed to our stockholders on or about May 17, 2024, which contained instructions on how to access the Proxy Materials on the Internet. You may obtain a complete copy of our 2023 Annual Report, with all exhibits filed therewith, from the SEC’s website at www.sec.gov under EDGAR filings or from our website at https://ir.volition.com/sec-filings/all-sec-filings. We will provide to you a copy of our 2023 Annual Report at no charge (excluding exhibits) by writing us c/o Corporate Secretary, VolitionRx Limited, 1489 West Warm Springs Road, Suite 110, Henderson, Nevada 89014, or by telephone at +1 (646) 650-1351. Exhibits filed with our 2023 Annual Report will be provided by us upon written request, in the same manner noted above, at a nominal per page charge. Information on our website is not part of the proxy soliciting material and is not incorporated herein by reference.

By order of the Board of Directors,

/s/ Cameron Reynolds
Cameron Reynolds President, Chief Executive Officer and Director

Henderson, Nevada

May 17, 2024

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APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

VOLITIONRX LIMITED,

a Delaware corporation

VolitionRx Limited, a Delaware corporation, organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”), does hereby certify that:

FIRST: The original Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware (the “Delaware Secretary”) on September 24, 1998 under the name “Standard Capital Corporation”, and amended and restated as filed with the Delaware Secretary on September 30, 2013.  The Second Amended and Restated Certificate of Incorporation of the Corporation was filed with the Delaware Secretary on October 7, 2016 (the “Second Amended and Restated Certificate of Incorporation”).

SECOND: The Board of Directors of the Corporation (the “Board of Directors”) has duly adopted resolutions proposing and declaring advisable the following amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation, directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof.  The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Section 6.1 of Article 6 of the Second Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read in full as follows:

“6.1 The aggregate number of shares of stock that the Corporation shall have authority to issue is One Hundred Seventy-Five Million (175,000,000) shares, consisting of One Hundred Seventy-Five Million (175,000,000) shares of common stock, par value $0.001 (“Common Stock”).”

THIRD:  That thereafter, pursuant to a resolution of the Board of Directors, the Annual Meeting of the Stockholders of the Corporation was duly called and held on July 2, 2024, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment of the Second Amended and Restated Certificate of Incorporation.

FOURTH: This Certificate of Amendment has been duly adopted and approved in accordance with the applicable provisions of Sections 222 and 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Second Amended and Restated Certificate of Incorporation to be executed by the undersigned duly authorized officer this _____ day of ____, 2024.

VOLITIONRX, LIMITED

By:
Name:	Cameron Reynolds
Title:	President and Chief Executive Officer

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APPENDIX B

VOLITIONRX LIMITED

2024 STOCK INCENTIVE PLAN

As adopted by the Board of Directors on April 24, 2024

ARTICLE 1

PURPOSES OF THE PLAN

1.1 Purposes. The purposes of the Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

ARTICLE 2

DEFINITIONS

For purposes of this Plan, terms not otherwise defined herein will have the meanings indicated below:

2.1 “Affiliate” means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

2.2 “Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or Performance Awards.

2.3 “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Cause” means termination of Service because of (a) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent, Subsidiary or Affiliate of the Company, the Participant’s conviction for or guilty plea to a felony or a crime involving moral turpitude or any willful perpetration by the Participant of a common law fraud; (b) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company; (c) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent, Subsidiary or Affiliate of the Company and the Participant regarding the terms of the Participant’s Service, including the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an Employee, Officer, Director, Non-Employee Director or Consultant of the Company or a Parent, Subsidiary or Affiliate of the Company, other than as a result of having a Disability or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or a Parent, Subsidiary or Affiliate of the Company and the Participant; (d) Participant’s disregard of the policies of the Company or any Parent, Subsidiary or Affiliate of the Company, such as discrimination, harassment, performance of illegal or unethical activities or ethical misconduct, so as to cause, or is reasonably likely to cause, loss, damage or injury to the property, reputation or employees of the Company or a Parent, Subsidiary or Affiliate of the Company or (e) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of or is otherwise materially injurious to the Company or a Parent, Subsidiary or Affiliate of the Company. The determination as to whether a Participant is being terminated for Cause will be made in good faith by the Company and will be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 13.11, and the term “Company” will be interpreted to include any Affiliate, Subsidiary or Parent, as appropriate. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement or Award Agreement with any Participant, provided that such document supersedes the definition provided in this Section 2.5.

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2.6 “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

2.7 “Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan or part of the Plan has been delegated as permitted by law.

2.8 “Common Stock” means the Common Stock of the Company.

2.9 “Company” means VolitionRx Limited or any successor corporation.

2.10 “Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

2.11 “Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this clause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company) or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by member of the Board whose appointment or election is not endorsed by as majority of the members of the Board prior to the date of the appointment or election; provided, however, that for purposes of this clause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

2.12 “Director” means a member of the Board.

2.13 “Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22 (e) (3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

2.14 “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock or other property dividends in amounts equal equivalent to cash, stock or other property dividends for each Share represented by an Award held by such Participant.

2.15 “Effective Date” means the date on which the Plan is approved by the affirmative vote of the holders of a majority of the Shares of Common Stock of the Company which are entitled to be voted and are voted on the proposal to approve this Plan (and for such purpose, any “broker non-votes” will not be counted as being entitled to be voted on that proposal, but will be counted for quorum purposes).

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2.16 “Employee” means any person, including Officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.17 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.18 “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

2.19 “Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows: (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable; (b) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable or (c) if none of the foregoing is applicable, by the Board or the Committee in good faith using any reasonable method of evaluation in a manner consistent with the valuation principles under Section 409A of the Code.

2.20 “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

2.21 “IRS” means the United States Internal Revenue Service.

2.22 “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.

2.23 “Option” means an award of an option to purchase Shares pursuant to Article 4 or Article 10.

2.24 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.25 “Participant” means a person who holds an Award under this Plan.

2.26 “Performance Award” means cash or stock granted pursuant to Article 9 or Article 10.

2.27 “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target or index or group of comparator companies, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied: (a) profit before tax; (b) billings; (c) revenue; (d) net revenue; (e) earnings (which may include earnings before interest; earnings before interest and taxes; earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; net earnings and other metrics based on or derived from earnings); (f) operating income; (g) operating margin; (h) operating profit; (i) controllable operating profit; (j) net operating profit; (k) net profit; (l) gross margin; (m) operating expenses or operating expenses as a percentage of revenue; (n) net income; (o) earnings per share; (p) total stockholder return; (q) market share; (r) return on assets or net assets; (s) the Company’s stock price; (t) growth in stockholder value relative to a pre-determined index; (u) return on equity; (v) return on invested capital; (w) cash flow (including free cash flow or operating cash flows); (x) cash conversion cycle; (y) economic value added; (z) individual confidential business objectives; (aa) contract awards or backlog; (bb) overhead or other expense reduction; (cc) credit rating; (dd) strategic plan development and implementation; (ee) succession plan development and implementation; (ff) improvement in workforce diversity; (gg) customer indicators; (hh) new product invention or innovation; (ii) attainment of research and development milestones; (jj) improvements in productivity; (kk) bookings and (ll) attainment of objective operating goals and employee metrics. The Committee may provide for one or more adjustments to the Performance Factors.

2.28 “Performance Period” means the period of service determined by the Committee, not to exceed five (5) years, during which years of service or performance is to be measured for the Award.

2.29 “Performance Share” means an Award granted pursuant to Article 9 or Article 10.

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2.30 “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

2.31 “Plan” means this VolitionRx Limited 2024 Stock Incentive Plan, as may be amended.

2.32 “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

2.33 “Restricted Stock Award” means an award of Shares pursuant to Article 5 or Article 10 or issued pursuant to the early exercise of an Option.

2.34 “Restricted Stock Unit” means an Award granted pursuant to Article 8 or Article 10.

2.35 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.36 “SEC” means the United States Securities and Exchange Commission.

2.37 “Securities Act” means the United States Securities Act of 1933, as amended.

2.38 “Service” means service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Parent, Subsidiary or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of (a) sick leave; (b) military leave or (c) any other leave of absence approved by the Company; provided, that such leave is for a period of not more than 90 days (x) unless reemployment upon the expiration of such leave is guaranteed by contract or statute or (y) unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of or modification of vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee will have terminated employment as of the date he or she ceases to provide services (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment will not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor will not terminate the service provider’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Services and the effective date on which the Participant ceased to provide Services.

2.39 “Shares” means shares of the Company’s Common Stock and the common stock of any successor entity.

2.40 “Stock Appreciation Right” means an Award granted pursuant to Article 7 or Article 10.

2.41 “Stock Bonus” means an Award granted pursuant to Article 6 or Article 10.

2.42 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.43 “Treasury Regulations” means regulations promulgated by the United States Treasury Department.

2.44 “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

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ARTICLE 3

PLAN SHARES

3.1 Number of Shares Available. Subject to adjustment as provided in Section 3.5, the total number of Shares reserved and available for grant and issuance pursuant to this Plan is seven million five hundred thousand (7,500,000) Shares.

3.2 Lapsed, Returned Awards. If any Shares subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of Shares or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award (including on payment in Shares on exercise of a SAR), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the Shares available for grant under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

3.3 Minimum Share Reserve. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.

3.4 Limitations; Eligibility. No more than seven million five hundred thousand (7,500,000) Shares will be issued pursuant to the exercise of ISOs. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. Subject to adjustment as provided in Section 3.5, no Participant may be granted Options or SARs during any twelve (12)-month period with respect to more than 750,000 Shares. Such limitation in the preceding sentence of this Section 3.4 shall be multiplied by two (2) with respect to Awards granted to a Participant during the first calendar year in which the Participant commences employment with the Company and its Subsidiaries. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section 3.4.

3.5 Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, extraordinary dividends or distributions (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, spin-off or similar change in the capital structure of the Company, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 3.1; (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs; (c) the number of Shares subject to other outstanding Awards; (d) the maximum number of shares that may be issued as ISOs or other Awards set forth in Section 3.4 and (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3.4, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws, provided that fractions of a Share will not be issued.

ARTICLE 4

OPTIONS

4.1 Options. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this Section 4.1.

4.2 Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Option and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

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4.3 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

4.4 Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

4.5 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted, provided that (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 13.1 and the Award Agreement and in accordance with any procedures established by the Company.

4.6 Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third party administrator) and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 3.5. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

4.7 Termination of Service. Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s Service terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative or authorized assignee no later than twelve (12) months after the date Participant’s Service terminates (or such shorter time period or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code or (b) twelve (12) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, if the Participant is terminated for Cause, then Participant’s Options will expire on such Participant’s date of termination of Service or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause will have the meaning set forth in the Plan.

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4.8 Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

4.9 Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 4.9, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

4.10 Modification or Extension. Subject in all cases to Section 13.8, the Committee may modify or extend outstanding Options (but not beyond their original term) and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended or otherwise altered will be treated in accordance with Section 424(h) of the Code.

4.11 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

ARTICLE 5

RESTRICTED STOCK AWARDS

5.1 Restricted Stock Awards. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price (if any), the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

5.2 Award Agreement. All Restricted Stock Awards will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price (if any), within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

5.3 Purchase Price. The Purchase Price (if any) for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price (if any) must be made in accordance with Section 13.1, the Award Agreement and any procedures established by the Company.

5.4 Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee will: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

5.5 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

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ARTICLE 6

STOCK BONUS AWARDS

6.1 Stock Bonus Awards. A Stock Bonus Award is an award to an eligible Employee, Consultant or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards will be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

6.2 Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee will: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals (if any) and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

6.3 Form of Payment to Participant. Payment may be made in the form of cash, whole Shares or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

6.4 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1 Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant or Director that may be settled in cash or Shares (which may consist of Restricted Stock) having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs will be made pursuant to an Award Agreement.

7.2 Terms of SARs. The Committee will determine the terms of each SAR, including: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

7.3 Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement will set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 4.7 also will apply to SARs.

7.4 Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

7.5 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

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ARTICLE 8

RESTRICTED STOCK UNITS

8.1 Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant or Director covering a number of Shares that may be settled in cash and/or by issuance of Shares (which may consist of Restricted Stock). All RSUs will be made pursuant to an Award Agreement.

8.2 Terms of RSUs. The Committee will determine the terms of an RSU including: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the amount (including any minimum amount), nature (which may include cash, Shares or a combination of both) and valuation of the consideration to be paid or distributed on settlement; (d) the effect of the Participant’s termination of Service on each RSU; and (e) such other terms as the Committee may determine. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

8.3 Timing of Settlement. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

8.4 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 9

PERFORMANCE AWARDS

9.1 Performance Awards. A Performance Award is an award to an eligible Employee, Consultant or Director of a cash bonus or an award of Performance Shares denominated in Shares that may be settled in cash or by issuance of those Shares (which may consist of Restricted Stock). Grants of Performance Awards will be made pursuant to an Award Agreement.

9.2 Terms of Performance Shares. The Committee will determine, and each Award Agreement will set forth, the terms of each Performance Award including: (a) the amount of any cash bonus; (b) the number of Shares deemed subject to an award of Performance Shares; (c) the Performance Factors and Performance Period that will determine the time and extent to which each Performance Award will be settled; (d) the consideration to be distributed on settlement and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used and (z) determine the number of Shares deemed subject to the award of Performance Shares. Prior to settlement the Committee will determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.

9.3 Value, Earning and Timing of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

9.4 Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

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ARTICLE 10

GRANTS TO NON-EMPLOYEE DIRECTORS

10.1 Grants To Non-Employee Directors. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Article 10 may be automatically made pursuant to policy adopted by the Board or made from time to time as determined in the discretion of the Board. No Non-Employee Director may be granted Awards pursuant to this Article 10 in any calendar year with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $1,000,000. The limitation in the preceding sentence of this Section 10.1 shall be multiplied by two (2) with respect to Awards granted to a Non-Employee Director during the first calendar year in which the Non-Employee Director provides services as a Non-Employee Director.

10.2 Eligibility. Awards pursuant to this Article 10 will be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Article 10.

10.3 Vesting, Exercisability and Settlement. Except as set forth in Article 12, Awards will vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

10.4 Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards will be issued under the Plan. An election under this Section 10.4 will be filed with the Company on the form prescribed by the Company.

ARTICLE 11

ADMINISTRATION OF THE PLAN

11.1 Committee Composition; Authority.

(a) This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board will establish the terms for the grant of an Award to Non-Employee Directors.  Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

(b) The Committee will have the authority to: (i) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan; (ii) prescribe, amend and rescind rules and regulations relating to this Plan or any Award; (iii) select persons to receive Awards; (iv) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, including the exercise price, the time or times when Awards may vest, provided, however, that at least 95% of the shares reserved and available pursuant to Section 3.1 shall vest, and therefore become exercisable, no earlier than one (1) year after the grant date, and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine; (v) determine the number of Shares or other consideration subject to Awards; (vi) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary; (vii) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of or as alternatives to other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company; (viii) grant waivers of Plan or Award conditions; (ix) determine the vesting, exercisability and payment of Awards; (x) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement; (xi) determine whether an Award has been earned; (xii) reduce or waive any criteria with respect to Performance Factors; (xiii) adjust Performance Factors; (xiv) adopt terms and conditions, rules and procedures (including the adoption of any sub-plan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States; (xv) make all other determinations necessary or advisable for the administration of this Plan and (xvi) delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law.

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11.2 Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement will be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee will be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution will be final and binding on the Company and the Participant.

11.3 Section 16 of the Exchange Act.   It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 11.3, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

11.4 Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

11.5 Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, will have the power and authority to: (a) determine which Subsidiaries and Affiliates will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such sub-plans and/or modifications will be attached to this Plan as appendices); provided, however, that no such sub-plans and/or modifications will increase the share limitations contained in Section 3.4 hereof and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code or any other applicable United States governing statute or law.

ARTICLE 12

CORPORATE TRANSACTIONS

12.1 Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction, any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards will have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase fully lapse) immediately prior to the Corporate Transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participants in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.

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12.2 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan (“Substitute Awards”). Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on grants to a Participant under Section 3.4, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

12.3 Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, subject to the approval of the Committee, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

ARTICLE 13

MISCELLANEOUS

13.1 Payment For Share Purchases. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement): (a) by cancellation of indebtedness of the Company to the Participant; (b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled; (c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company; (d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan; (e) by any combination of the foregoing or (f) by any other method of payment as is permitted by applicable law.

13.2 Withholding Taxes. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or the applicable tax event occurs, the Company may require the Participant to remit to the Company or to the Parent or Subsidiary employing the Participant an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax or social insurance liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax or social insurance requirements or any other tax liability legally due from the Participant. The Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by paying cash, electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld (or such other amount that will not cause an adverse accounting consequence or cost), delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld or withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company.

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13.3 Transferability. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards will be exercisable: (a) during the Participant’s lifetime only by (i) the Participant or (ii) the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees and (c) in the case of all awards except ISOs, by a Permitted Transferee.

13.4 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights will be subject to the same vesting or performance conditions as the underlying Award. In addition, the Committee may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement will be deemed to have been reinvested in additional Shares or otherwise reinvested. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 13.5.

13.5 Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be. Dividend Equivalent Rights will not be granted in connection with any Options or SARs.

13.6 Certificates. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

13.7 Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

13.8 Repricing Prohibited. Other than pursuant to Section 3.5, the Committee will not (a) amend the terms of outstanding Options or SARs to reduce the Exercise Price of outstanding Options or SARs; (b) cancel outstanding Options or SARs when the Exercise Price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Corporate Transaction); or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed, in any case without prior stockholder approval.

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13.9 Deferrals. The Committee may determine that the delivery of Shares, payment of cash or a combination thereof upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made only in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Committee may provide for distributions while a Participant is providing Services to the Company or any Parent or Subsidiary.

13.10 Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

13.11 No Obligation To Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of or to continue any other relationship with the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate Participant’s employment or other relationship at any time.

13.12 Adoption and Stockholder Approval. This Plan will be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.

13.13 Term of Plan; Governing Law. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of law rules).

13.14 Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval or amend Section 13.8; provided further, that a Participant’s Award will be governed by the version of this Plan then in effect at the time such Award was granted.

13.15 Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

13.16 Insider Trading Policy. Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

13.17 All Awards Subject to Company Clawback or Recoupment Policy. All Awards, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

13.18 Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A) that are otherwise required to be made under the Plan or any Award Agreement to a “specified employee” (as defined under Section 409A) as a result of his or her “separation from service” (as defined below) (other than a payment that is not subject to Section 409A) shall be delayed for the first six (6) months following such “separation from service” and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six-month period (or, if earlier, within 10 business days following the date of death of the specified employee) or as soon as administratively practicable within 60 days thereafter, but in no event later than the end of the applicable taxable year. A termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of employment, unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A. For purposes of any such provision of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” “termination of continuous Service” or like terms shall mean “separation from service.”

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VOLITIONRX LIMITED
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VOLITIONRX LIMITED

The board of directors recommends you vote FOR each of the following nominees:

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1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Dr. Phillip Barnes
02) Dr. Alan Colman
03) Mickie Henshall
04) Guy Innes
05) Kim Nguyen
06) Cameron Reynolds

The board of directors recommends you vote FOR the following proposals 2, 3, 4 and 5:

NOTE: The effectiveness of proposal 5 is contingent upon the approval of proposal 4. As a result, if the stockholders do not approve proposal 4 then the 2024 Stock Incentive Plan will not go into effect even if the stockholders approve proposal 5.

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Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders:
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V48694-P11476

VOLITIONRX LIMITED
Annual Meeting of Stockholders
Tuesday, July 2, 2024, at 1:00 p.m. British Summer Time

This Proxy is Solicited by the Board of Directors

The undersigned, a stockholder of VolitionRx Limited, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the 2024 Annual Meeting of Stockholders to be held on Tuesday, July 2, 2024 at 1:00 p.m. British Summer Time, at 93-95 Gloucester Place, London, W1U 6JQ, United Kingdom. The undersigned hereby appoints Cameron Reynolds and Dr. Martin Faulkes as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote ALL of the shares of the common stock in the Company, standing in the name of the undersigned at the 2024 Annual Meeting of Stockholders to be held on Tuesday, July 2, 2024 and any adjournment or postponement of such meeting, and, in their discretion to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Annual Meeting. Any prior proxy or voting instructions are hereby revoked.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE SIDE OF THIS PROXY; "FOR" THE RATIFICATION OF THE SELECTION OF SADLER, GIBB & ASSOCIATES, LLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024; "FOR" THE APPROVAL, BY A NON-BINDING ADVISORY VOTE, OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE *COMPENSATION OF NAMED EXECUTIVE OFFICERS* SECTION OF THE PROXY STATEMENT; "FOR" THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK, $0.001 PAR VALUE PER SHARE, FROM 100,000,000 TO 175,000,000; "FOR" THE APPROVAL OF THE COMPANY'S 2024 STOCK INCENTIVE PLAN; AND IN THEIR DISCRETION AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE THESE SHARES BY TELEPHONE, VIA THE INTERNET OR BY SIGNING AND RETURNING THIS PROXY BY MAIL.

Continued and to be signed on reverse side

Your **Vote** Counts!

VOLITIONRX LIMITED

2024 Annual Meeting of Stockholders
Vote by Monday, July 1, 2024
11:59 p.m. Eastern Time

VOLITIONRX LIMITED
C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

V48706-P11476

You invested in VOLITIONRX LIMITED and it's time to vote!

You have the right to vote on the proposals being presented at the 2024 Annual Meeting of Stockholders. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on Tuesday, July 2, 2024 at 1:00 p.m. British Summer Time.**

Get informed before you vote.

View the Notice of Annual Meeting of Stockholders, Proxy Statement and 2023 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by request prior to Tuesday, June 18, 2024. If you would like to request a copy of the material(s) for the 2024 Annual Meeting of Stockholders and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

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Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

Tuesday, July 2, 2024
1:00 p.m. British Summer Time

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming 2024 Annual Meeting of Stockholders. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Dr. Phillip Barnes 02) Dr. Alan Colman 03) Mickie Henshall 04) Guy Innes 05) Kim Nguyen 06) Cameron Reynolds	For
2. To ratify the selection of Sadler, Gibb & Associates, LLC as the Company's independent registered public accounting firm for the year ending December 31, 2024.	For
3. To approve, by a non-binding advisory vote, the compensation of the Company's named executive officers as disclosed in the *Compensation of Named Executive Officers* section of the Proxy Statement.	For
4. To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, $0.001 par value par share, from 100,000,000 to 175,000,000.	For
5. To approve the Company's 2024 Stock Incentive Plan.	For

NOTE: The effectiveness of proposal 5 is contingent upon the approval of proposal 4. As a result, if the stockholders do not approve proposal 4 then the 2024 Stock Incentive Plan will not go into effect even if the stockholders approve proposal 5.

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V48707-P11476